UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑12

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Fellow stockholders,

Over the last year, we continued to strengthen the Sarcos culture, deliver on our product plans and meet increasing revenue targets. Our focus in 2023 is on increasing stockholder value and delighting customers. The number one way to achieve both these objectives is by bringing our robotic solutions and software to life with key partners and customers.

The acquisition of RE2 Robotics in 2022 significantly strengthened our team with additional experts who have deep knowledge in robotics, computer vision and AI in outdoor, unstructured environments. By combining the two companies, we expanded our Guardian® line to include the Guardian® XM and Guardian® Sea Class to go along with our Guardian® XT™ and Guardian® XO robotic systems. We have also expanded our software portfolio and platform and have implemented physics-based models and simulation to develop our products and reduce our time to market.

During the year, we achieved several noteworthy technical milestones through successful field trials in our target segments and with product development contract partners. With the U.S. Navy, we successfully demonstrated remote operated robotic systems that could perform at height on ships or at great depths in the ocean, jobs that can be unsafe for sailors - prime examples of how we are developing robotic technologies to take humans out of harm’s way in dangerous jobs.

Earlier this year we achieved final validation of the Outdoor Autonomous Manipulation of Photovoltaic Panels (O-AMPP) project for robotic solar field construction. We worked with industry leaders such as Mortenson, JLG Industries, Array Technologies, and Pratt Miller to validate the solution and execute beyond the technical requirements in an active construction site. We expect this solution, controlled under supervised autonomy, will increase productivity by reducing required crew sizes, which addresses the increasing labor shortage crisis in solar field construction, while also lowering installation costs. Additionally, this solution will help prevent injuries to workers in the field.

These successful field trials are important validations of our technology and critical steps toward commercialization. What is perhaps most important is our robust customer pipeline. We see the Aviation, Construction, Defense, Maritime, and the Power and Utilities industries as the end markets where our technologies will have the biggest, fastest impact and that is where we will continue to focus our resources.

In closing, I want to thank our partners and customers for their close collaboration and our stockholders for their continued support. I also want to thank our incredibly talented team at Sarcos for their dedication and outstanding work. I learn something new every day from my teammates as we work hard to enable the industrial workforce of the future.

Sincerely,

Kiva Allgood

President and Chief Executive Officer

Our Mission:

Improve worker productivity, safety and longevity through robotics.

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

650 South 500 West, Suite 150, Salt Lake City, Utah 84101 Tel: 888-927-7296

April 28, 2023

Dear Fellow Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Sarcos Technology and Robotics Corporation, to be held on Wednesday, June 14, 2023 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The attached formal meeting notice and proxy statement contain details of the business to be conducted at the annual meeting, as well as information about Sarcos.

Your vote is important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet, telephone or mail.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in Sarcos.

Sincerely,

Dennis Weibling

Chairman of the Board

IMPORTANT

A proxy card is being provided along with the notice of the annual meeting and proxy statement. We urge you to complete and mail the card promptly. Alternatively, you may vote by calling the toll-free telephone number or by going online as described in the instructions included with your proxy card. Any stockholder attending the annual meeting may vote on all matters that are considered, in which case the signed and mailed proxy or prior vote by telephone or online will be revoked. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the annual meeting, you must obtain from the record holder a proxy issued in your name.

IT IS IMPORTANT THAT YOU VOTE YOUR STOCK

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

650 South 500 West, Suite 150, Salt Lake City, Utah 84101

April 28, 2023

Notice of 2023 Annual Meeting of Stockholders

Date and Time of Meeting

Wednesday, June 14, 2023
2:00 p.m. Mountain Time

Place

The 2023 annual meeting of stockholders will be held at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

Items of Business

•
To elect three Class II directors to hold office until our 2026 annual meeting of stockholders and until their respective successors are elected and qualified.
•
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
•
To authorize and approve proposed amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the authorized number of shares of common stock.
•
To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Record Date

April 17, 2023. Only stockholders of record as of April 17, 2023 are entitled to notice of and to vote at the annual meeting.

Availability of Proxy Materials

The Notice of Internet Availability of Proxy Materials, containing instructions on how to access our proxy statement, notice of annual meeting, form of proxy and our annual report, is first being sent or given on or about May 4, 2023 to all stockholders entitled to vote at the annual meeting.

The proxy materials and our annual report can be accessed on or about May 4, 2023 by visiting www.proxydocs.com/STRC.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone or mail as soon as possible.

By order of the Board of Directors,

Stephen Sonne

Corporate Secretary

2022 PROXY STATEMENT | i

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

PROXY STATEMENT

FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
To be held at 2:00 p.m., Mountain Time, on Wednesday, June 14, 2023

PROXY SUMMARY AND
COMPANY HIGHLIGHTS

About Sarcos Technology and Robotics Corporation

Our mission is to improve worker productivity, safety and longevity through robotics. To achieve our mission, we design our robotic systems to augment and increase human productivity by combining human intelligence, instinct and judgment with the strength, endurance and precision of machines. We aim to bring the benefits of robotics to dynamic and unstructured environments (i.e., environments that change or that require our robotic systems to perform different tasks at different times in different places, especially outdoor environments). To do this, we design our robotic systems to be mobile, dexterous and adaptable through the use of flexible hardware designs and intelligent software.

We are the result of a decades-long effort in research and development of robotic systems and solutions. Our original predecessor was spun-out of the University of Utah in 1983. In 2007, our predecessor was acquired by Raytheon and was operated until 2014 as a division of Raytheon known as Raytheon Sarcos. During this period, Raytheon Sarcos was focused primarily on developing cutting-edge technologies for use by U.S. governmental agencies. In December 2014, the assets of Raytheon Sarcos were acquired by a consortium led by the former Raytheon Sarcos President and our current Chief Innovation Officer Dr. Fraser Smith and technology and telecom entrepreneur Benjamin Wolff, our former Chief Executive Officer and current member of the Board of Directors. This acquisition was the basis for the establishment of Old Sarcos, which was incorporated in Utah in February 2015 as Sarcos Corp. On September 24, 2021, we completed a transaction (the "Business Combination") whereby Old Sarcos became a wholly-owned subsidiary of Rotor Acquisition Corp. ("Rotor") and Rotor changed its name to Sarcos Technology and Robotics Corporation. In April 2022, we acquired RE2, Inc., a Pittsburgh, Pennsylvania based robotics company. The acquisition added engineering talent, technology, products and customers and expanded the potential use-cases and target markets we can address.

2022 PROXY STATEMENT | 1

PROXY SUMMARY AND COMPANY HIGHLIGHTS

Products

Our core systems consist of the Guardian XM, Guardian XT and Guardian Sea Class teloperated/semi-autonomous systems and the Guardian XO exoskeleton. Our teleoperated/semi-autonomous systems are comprised of mobile robotic arms, sensing, wireless communications, control stations with intuitive human-robot interfaces and application-specific end-of-arm attachments (end-effectors), such as grippers, drills or spray nozzles. We create our solutions by combining our systems with use-case specific features and components, which may include third-party hardware, such as lifts, bucket trucks and underwater remotely operated vehicles, or ROVs, as well as use-case specific hardware designs, software and end-effectors.

Guardian® XM	Guardian® XT

Guardian® Sea Class	Guardian® XO®

2022 PROXY STATEMENT | 2

PROXY SUMMARY AND COMPANY HIGHLIGHTS

Kinematic equivalency

Modelled after human movement; designed to human body ratio

Intuitive controls with integrated feedback

Human-like dexterity

Captures human ability to operate in unstructured environments

Augments humans with robotic strength, stamina, precision and speed

AI / ML robotics platform

Success-based teaching

Extensible object recognition and task files

Teleoperation

High fidelity force feedback for precision work

Platform-agnostic design for diverse environments

Energetic Autonomy

Untethered - lithium ion batteries

Optimized power utilization elastic recovery

Safety

Advanced controls

Comprehensive recovery

The Next Chapter - Becoming a Product Company

Building upon the transformational changes to our company of 2021 and 2022, including becoming a publicly-traded company in September 2021 through the Business Combination described above, the acquisition of RE2 in April 2022 and bringing on Kiva Allgood as Chief Executive Officer in December 21, Andrew Hamer as Chief Financial Officer in October 2022 and, as a result of the RE2 acquisition, Jorgen Pedersen as Chief Operating Officer in April 2022, we are now poised to bring commercial products to market. To do so successfully, 2023 will need to be a year of operating execution.

We have begun production of the initial commercial versions of the Guardian XM and Guardian XT systems, and will soon begin producing the initial commercial version of the Guardian Sea Class. We offer each of these systems for sale. We have entered into an agreement with Jabil to be our contract manufacturing partner, which will help us scale production over time and take advantage of Jabil's supply chain to reduce costs and minimize supply chain risk.

We continue to add features and functionality to our advanced software. Combined with our advanced, success-based learning artificial intelligence, or AI, approach, our supervised autonomy software framework uses multi-modal sensor data to optimally perceive, interact, and conceptualize dynamic, unstructured environments to harness the power of real-time and learned-behavior data inputs that allow our robotic systems and solutions to successfully execute task-specific autonomy in unstructured environments. Our advanced, success-based AI enables human workers’ flexibility, creativity and improvisation skills to deliver improved workflow performance and safer interactions between humans and machines in unstructured environments.

2022 PROXY STATEMENT | 3

PROXY SUMMARY AND COMPANY HIGHLIGHTS

Our Board

Committee Memberships
Current Directors	Age (as of 3-31-23)	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction	Other Public Directorships
Kiva Allgood	50	2021						1
Priya Balasubramaniam	48	2021						--
Brian D. Finn	62	2021						--
Peter Klein(1)	60	2021						3
Matthew Shigenobu Muta	54	2021						--
Eric T. Olson	71	2021						2
Laura J. Peterson	63	2021						1
Dennis Weibling(2)	71	2021						--
Benjamin G. Wolff(3)	54	2021						1

= Member = Chair = Audit Committee Financial Expert

2022 PROXY STATEMENT | 4

PROXY SUMMARY AND COMPANY HIGHLIGHTS

The Annual Meeting

All stockholders are cordially invited to attend the 2023 annual meeting of the stockholders of Sarcos Technology and Robotics Corporation (the “Annual Meeting”) to be held on June 14, 2023. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card (or vote by telephone or the Internet) as promptly as possible to ensure your shares are voted at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. For more information about attending the Annual Meeting and voting procedures for you to vote your shares, please see “Questions and Answers about the Proxy Materials and Our Annual Meeting” beginning on page 67 of this proxy statement.

The following matters will be voted on at the Annual Meeting and are described in more detail in this proxy statement:

Proposal	Board Vote Recommendation	More Information
Election of Directors (Proposal 1)	The Board of Directors recommends that you vote FOR each of the nominees.	Page 31
Ratification of the Independent Registered Public Accounting Firm (Proposal 2)	The Board of Directors recommends that you vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	Page 32
Approval of Proposed Amendments to our Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split and reduce the Total Number of Authorized Shares of Common Stock (Proposal 3)

The Board of Directors recommends that you vote FOR approval of proposed amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

Page 36

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the proxy holders will vote any shares for which they have been granted a proxy as they determine.

Special Note Regarding Forward-Looking Statements

Certain statements in this proxy statement constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements relate to expectations for future financial performance, business strategies, products and product features or expectations for our business. Specifically, forward-looking statements may include statements relating to:

•
our ability to sell our products to new and existing customers;
•
our product roadmap, including the expected timing of new product releases;
•
our ability to attract and retain qualified personnel with the necessary experience;
•
our ability to introduce new products that meet our customers’ requirements and to successfully transition to high volume manufacturing of our products by third-party manufacturers or by us;
•
our projected financial and operating information and estimates of market size and opportunities;
•
our future corporate governance practices and policies;
•
our future financial performance; and

2022 PROXY STATEMENT | 5

PROXY SUMMARY AND COMPANY HIGHLIGHTS

•
other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “aim,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and, in any event, you should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described in Part I Item 1A Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and in our subsequent reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Our Risk Factors are not guarantees that no such conditions exist as of the date of this proxy statement and should not be interpreted as an affirmative statement that such risks or conditions have not materialized, in whole or in part.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

2022 PROXY STATEMENT | 6

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our Board of Directors currently consists of nine directors, seven of whom are independent under the listing standards of The Nasdaq Stock Market LLC, or Nasdaq. Our Board of Directors is divided into three classes with staggered three-year terms. Thus, at each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the names, ages as of March 31, 2023 , and certain other information for each of our directors and director nominees:

Name	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Matthew Shigenobu Muta	II	54	Director	2021	2023	2026
Laura J. Peterson	II	63	Director	2021	2023	2026
Dennis Weibling	II	71	Director	2021	2023	2026

Continuing Directors
Priya Balasubramaniam	III	48	Director	2021	2024	—
Brian D. Finn	III	62	Director	2021	2024	—
Peter Klein	III	60	Director	2021	2024	—
Kiva Allgood	I	50	Director, President and Chief Executive Officer	2021	2025	—
Eric T. Olson	I	71	Director	2021	2025	—
Benjamin G. Wolff	I	54	Director	2021	2025	—

Director Qualifications

We believe that our directors should possess high personal and professional ethics and integrity and be committed to representing the long-term interests of our stockholders. We endeavor to have a Board representing a range of experiences at policy-making levels in business and areas that are relevant to our business and long-term strategy. We believe that, in light of the current stage of our business, the following are key areas of experience, qualifications and skills that should be represented on the Board:

2022 PROXY STATEMENT | 7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Leadership. We believe that directors with experience in significant leadership positions over an extended period provide us and the Board with important insights. Among other things, we believe that these individuals generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others and that they demonstrate a practical understanding of organizations, processes, strategy and growth management.

Technology. Our products involve highly sophisticated technology, are extremely complicated and reflect our efforts at solving very difficult technological problems. As a result, we believe it is important to have directors who have technology industry experience and an understanding of the difficulties in developing and commercializing technologically advanced products.

Operations. As we transition from primarily a research and development organization to a commercial enterprise, we need to continue to mature our operations to support the manufacture, service and support of products in commercial quantities. We benefit from the counsel and insight directors with significant operations experience provide.

Finance. As a newly public company, we benefit from directors with a strong finance background, including an understanding of finance, financial statements and financial reporting as we continue to strengthen our internal controls and related processes. Further, we believe it is important to have directors with significant financial market experience.

Customers. As we roll-out commercial products, and develop new products, we believe it is important to have directors with experience in our target industries so that we can better understand the perspectives, needs and decision-making processes of potential customers.

Global Business. We believe that our business will involve sales outside of the United States. As a result, we believe it is important to have directors with significant international business or similar experience.

The following skills matrix sets forth the primary areas of experience, qualifications and skills that we have specifically identified as pertaining to each director, including our director nominees. This matrix should not be read as suggesting that directors not specifically identified with any particular area of experience, qualification or skill do not have experience, qualifications or skills in that area. Our Nominating and Corporate Governance Committee reviews at least annually the composition of the Board and considers whether additional or different skills are needed. We expect this process to continue as our business evolves and, as a result, our skills matrix may change over time.

	Leadership	Technology	Operations	Finance	Customers	Global Business
Kiva Allgood	✓	✓	✓			✓
Priya Balasubramaniam	✓	✓	✓		✓	✓
Brian D. Finn	✓			✓		✓
Peter Klein	✓	✓		✓		✓
Matthew Shigenobu Muta	✓		✓		✓	✓
Eric T. Olson	✓		✓		✓	✓
Laura J. Peterson	✓		✓		✓	✓
Dennis Weibling	✓	✓		✓
Benjamin G. Wolff	✓	✓	✓	✓		✓

We also believe that the significant stock ownership of (or of entities affiliated with) Mr. Wolff and Mr. Finn provide a strong alignment of interests between the Board and our stockholders and help ensure that the Board is properly focused on the long-term interests of our stockholders.

2022 PROXY STATEMENT | 8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Diversity

We believe that we and our Board benefit from diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

Board Diversity Matrix

Board Diversity Matrix (as of March 31, 2023)

Total Number of Directors: 9

	Female	Male
Gender:	3	6
Demographic Background:
African American or Black	0	0
Asian	1	1
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	1
White	2	6
Two or More Races or Ethnicities	0	1

Additional Demographic Information:
Military Veteran	0	1

2022 PROXY STATEMENT | 9

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominees for Director

Matthew Shigenobu Muta

Qualifications, Skills and Experience

Matthew Shigenobu Muta has served as a member of the Board of Directors since September 24, 2021. Mr. Muta has held various leadership roles at Delta Air Lines Inc., including serving as their Vice President, Innovation and Operations Technology from 2016 to the present, and as Vice President, Innovation & Commercial Technologies from 2014 to 2016. Mr. Muta previously held various positions at Microsoft, Inc., including Global Managing Director, Hospitality & Travel. Mr. Muta holds a Bachelor of Arts Degree in Communications from Boise State University. We believe Mr. Muta’s leadership experience at some of the world’s largest companies, including in industries that we believe include potential customers of ours, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Other Current Public Directorships: None

Laura J. Peterson

Qualifications, Skills and Experience

Laura J. Peterson has served as a member of the Board of Directors since September 24, 2021. Ms. Peterson previously served as Vice President, China Business Development, for Boeing Commercial Airplanes, from 2012 to 2016. Prior to that, Ms. Peterson held a series of executive positions at Boeing in aircraft sales, international business development, global strategy, government relations and homeland security from 1994 to 2012. She served on the Executive Leadership Team of three Boeing Commercial Airplanes (BCA) CEOs, as well as on the Executive Leadership Teams of BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International. Ms. Peterson has served on the board of directors of Air Transport Services Group, Inc. (Nasdaq:ATSG) since June 2018, and is a member of its audit committee and nominating and governance committee. Ms. Peterson holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a Fellow of the Stanford Distinguished Careers Institute. We believe Ms. Peterson’s extensive experience in international business, operations, government relations and leadership roles, in particular at Boeing, in addition to her experience as a director of public companies, qualifies her to serve on our Board of Directors.

Independent Committee Memberships: Audit Other Current Public Directorships: Air Transport Services Group

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 10

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Dennis Weibling

Qualifications, Skills and Experience

Dennis Weibling has served as a member of the Board of Directors since September 24, 2021 and as Chairman of the Board since February 1, 2023. Mr. Weibling joined the board of directors of Old Sarcos in September 2016 and served as chairman of its audit committee until the Business Combination when he joined our Board and became Chairman of the Audit Committee. Mr. Weibling has served as the Managing Director of Rally Capital LLC since 2004. He served as a director of Holicity Inc. (Nasdaq:HOL) from August 2020 to June 2021 and as a director of Colicity Inc. (Nasdaq:COLI) from February 2021 to December 2022. Mr. Weibling served on Sotheby’s board and as chairman of its audit and finance committees, from 2006 until October 2019. Mr. Weibling also served as Sotheby’s interim Chief Financial Officer from January 2016 until March 2016. He serves as Trustee for the estate of Keith W. McCaw and associated family trusts. Mr. Weibling has served on the boards of private companies including Telesphere Communications Networks, Rise Communities LLC, Telecom Transport Management, Wireless Services Corporation, Worldwide Packets, Inc., Teledesic Corporation, Geopass, Inc. d/b/a Pirq, and SeaMobile, Inc. Mr. Weibling served as President of Eagle River, Inc., from October 1993 through December 2001, and as Vice Chairman of Eagle River Investments from January 2002 through November 2004. He served as Chief Executive Officer of Nextel Communications Inc. from October 1995 to March 1996, and as a director of Nextel from July 1995 until April 1, 2004. At Nextel, Mr. Weibling was a member and chairman of the operations, audit, finance and compensation committees at various times during that period. Mr. Weibling served as a board member of Nextel Partners from 1998 to 2006 and chaired the audit committee. His other public company board was XO Communications, Inc., where he served from 1996 to 2003. Mr. Weibling holds a Bachelor of Arts Degree from Wittenberg University, a Master of Arts Degree in Psychology from the University of Nebraska, and a J.D. from the University of Nebraska. We believe Mr. Weibling’s financial expertise and experience as an investor in technology companies, in addition to his experience as a director of various companies, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Audit Nominating and Corporate Governance Strategic Transaction Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 11

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Continuing Directors

Kiva Allgood

Qualifications, Skills and Experience

Kiva Allgood has served as our President, Chief Executive Officer and a member of the Board of Directors since December 13, 2021. Prior to joining us, Ms. Allgood most recently served as the Global Head of IOT and Automotive for Telefonaktiebolaget LM Ericsson, a Nasdaq-listed company that is a global provider of communications technology, from April 2019 to July 2021. Ms. Allgood served as the Chief Commercial Development Officer for GE Ventures, a Corporate Venture Company from August 2017 to April 2019, and as Managing Director for Innovation Group of GE Corporate from November 2016 to August 2017. From June 2012 to November 2016, Ms. Allgood served as President, Qualcomm Intelligent Solutions, IoT and Smart Cities, at Qualcomm Incorporated, a Nasdaq-listed company that is a global provider of foundational technologies and products used in mobile devices and other wireless products. Earlier in her career, Ms. Allgood served in senior-level operational roles including sales, marketing and business development in the technology industry. Ms. Allgood served on the board of directors of Synaptics Incorporated from May 2019 to October 2022. Ms. Allgood has served on the board of directors of Airgain, Inc. since July 2021. Ms. Allgood holds a Bachelor of Science degree and Master of Business Administration degree, both from Northwestern University. We believe Ms. Allgood’s leadership and familiarity with our business as our Chief Executive Officer, in addition to her experience in technology and management roles in her prior positions, qualify her to serve on our Board.

Committee Memberships: None Other Current Public Directorships: Airgain

Priya Balasubramaniam

Qualifications, Skills and Experience

Priya Balasubramaniam has served as a member of the Board of Directors since September 24, 2021. Ms. Balasubramaniam has served as the Vice President, Operations at Apple Inc. since October 2014, overseeing core technologies operations and iPhone operations. Ms. Balasubramaniam has worked in a number of senior operations and procurement roles, and in 2013 took on leadership of the worldwide iPhone Operations team. Since September 2021, Ms. Balasubramaniam has managed all of Product Operations for Apple. Prior to Apple she worked at Asea Brown Boveri in India for 3 years as a design engineer. Ms. Balasubramaniam holds a bachelor’s degree in Mechanical Engineering from Bangalore University and an MBA in Supply Chain and Marketing from Michigan State University. In 2017, she received an honorary doctorate of engineering from Michigan State University and also has a diploma in Software Technology & Systems Management. We believe that Ms. Balasubramaniam’s extensive leadership and operations experience, in particular in managing supply chains and the development and manufacture of high volume technology products at Apple, qualify her to serve on our Board.

Independent Committee Memberships: Nominating and Corporate Governance Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

2022 PROXY STATEMENT | 12

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Brian D. Finn

Qualifications, Skills and Experience

Brian D. Finn has served as a member of the Board of Directors since September 24, 2021. Mr. Finn has over 35 years of experience in the financial services industry as well as a variety of corporate and philanthropic Board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments (AI) at Credit Suisse. From 2002 to 2005, Mr. Finn held senior managements positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn was a member of the board of The Scotts Miracle-Gro Company (NYSE:SMG) from December 2014 to January 2023 and was a member of the board of Owl Rock Capital Corp (NYSE:ORCC) from 2016 to February 2022. He is currently Chairman of Star Mountain Capital and Chairman of Covr Financial Technologies, as well as a board member of a number of early-stage companies. He has previously been a Strategic Advisor to KKR, member of the boards of Baxter International, Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is a past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the Boards of the Intrepid Fallen Heroes Fund, the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to, among other things, his extensive experience in finance, leadership positions and strategic transactions.

Independent Committee Memberships: Nominating and Corporate Governance Other Current Public Directorships: None

Leadership	Technology	Operations	Finance	Customers	Global Business

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Peter Klein

Qualifications, Skills and Experience

Peter Klein has served as a member of the Board of Directors since September 24, 2021. Mr. Klein joined the Board of Directors of Old Sarcos in September 2016. Mr. Klein served as Chief Financial Officer of WME, a global leader in sports and entertainment marketing, from December 2013 to July 2014, and as Chief Financial Officer of Microsoft Corporation from November 2009 to June 2013. During his 11 years at Microsoft, Mr. Klein held various other roles, including Chief Financial Officer of the Server and Tools and Microsoft Business Divisions. Before joining Microsoft, Mr. Klein spent 13 years in corporate finance at high-growth companies. He held senior finance roles with McCaw Cellular Communications, Orca Bay Capital, Asta Networks and Homegrocer.com. Mr. Klein has served on the board of directors of F5 since 2015, Denali Therapeutics since 2018 and Accolade, Inc. since 2019. Mr. Klein also served on the board of directors of Apptio from 2013 to 2019. Mr. Klein holds a B.A. from Yale University and an MBA from the University of Washington. We believe Mr. Klein’s leadership experience at one of the world’s largest technology companies and his finance and accounting expertise, in addition to his experience as a director of various public companies and Old Sarcos, qualify him to serve on our Board of Directors.

Independent Committee Memberships: Compensation Strategic Transaction Other Current Public Directorships: F5 Denali Therapeutics Accolade

Leadership	Technology	Operations	Finance	Customers	Global Business

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Admiral Eric T. Olson (Ret.)

Qualifications, Skills and Experience

Admiral Eric T. Olson (Ret.) has served as a member of the Board of Directors since September 24, 2021. He has been President and Managing Member of ETO Group, LLC since September 2011, where he acts as an independent national security consultant supporting a wide range of private and public sector organizations. From June 2019 to May 2020, Admiral Olson served as Chief Executive Officer of Hans Premium Water, a privately held company. Admiral Olson retired from the United States Navy in 2011 as a full Admiral after 38 years of military service. He served in special operations units throughout his career, during which he was awarded several decorations for leadership and valor, including the Defense Distinguished Service Medal and the Silver Star. Admiral Olson was the first Navy SEAL officer to be promoted to three- and four-star ranks. Admiral Olson’s career culminated as the head of the United States Special Operations Command from July 2007 to August 2011, where he was responsible for the mission readiness of all Army, Navy, Air Force and Marine Corps special operations forces. Admiral Olson serves on the board of directors of Under Armour, Inc. (NYSE:UAA) and is a member of its nominating and corporate governance committee. Admiral Olson also serves on the board of directors of Iridium Communications Inc. (Nasdaq:IRDM) and is a member of its nominating and corporate governance committee. He also serves on the board of directors of Cyber Reliant Corporation, Newlight Technologies, Ocean Aero, Inc. and IP3. Admiral Olson has served as a director of the non-profit Special Operations Warrior Foundation. Admiral Olson also served on the Old Sarcos Advisory Board from December 2016 until joining the Board. Admiral Olson graduated from the United States Naval Academy in 1973 and earned a Master of Arts degree in National Security Affairs at the Naval Postgraduate School. He is an Adjunct Professor in the School of International and Public Affairs at Columbia University. We believe Admiral Olson’s leadership experience as an Admiral in the U.S. Navy, including his leadership and management of a large and complex organization as head of the U.S. Special Operations Command, in addition to his experience as a director of various companies and his expertise with respect to the needs of the U.S. military, qualifies him to serve on our Board of Directors.

Independent Committee Memberships: Audit Compensation Other Current Public Directorships: Under Armour Iridium Communications

Leadership	Technology	Operations	Finance	Customers	Global Business

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Benjamin G. Wolff

Qualifications, Skills and Experience

Benjamin G. Wolff has served as a member of the Board of Directors since September 24, 2021. Mr. Wolff served as Old Sarcos’ Chief Executive Officer and Chairman of the Board of Directors from September 2015, its President from December 2020, and as a member of its Board of Directors from February 2015, in each case until the Business Combination, at which time he became our Chief Executive Officer, President and Chairman of our Board of Directors (until December 13, 2021, when he became our Executive Chairman). He served as Executive Chairman from December 13, 2021 until February 1, 2023. Prior to joining Old Sarcos, Mr. Wolff served as Chief Executive Officer, President and Chairman at Pendrell Corporation from December 2009 to November 2014. In April 2004, Mr. Wolff co-founded Clearwire Corporation, where he served as President and Chief Executive Officer until March 2009 and Co-Chairman until October 2011. Mr. Wolff has also served as President of Eagle River Investments, an investment fund focused on telecom and technology investments. Mr. Wolff previously served on the board of the Cellular Telecommunications Industry Association (CTIA), and is currently a member of the Board of Visitors of Northwestern School of Law at Lewis & Clark College in Portland, Oregon. Mr. Wolff also serves on the board of directors of Globalstar, Inc. (NYSE:GSAT) and is a member of its audit committee and compensation committee and serves as the chairman of its strategic review committee. Mr. Wolff earned his law degree from Northwestern School of Law, Lewis & Clark College in Portland, Oregon, and his Bachelor of Science degree from California Polytechnic State University. We believe Mr. Wolff’s leadership roles as a founder of and investor in technology companies, his experience as chief executive officer and director of multiple public companies and his perspective, experience and institutional knowledge as Sarcos’ former Chief Executive Officer qualify him to serve on our Board of Directors.

Committee Memberships: Strategic Transaction Other Current Public Directorships: Globalstar

Leadership	Technology	Operations	Finance	Customers	Global Business

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Director Independence

Our common stock is listed on Nasdaq. We are required under Nasdaq listing standards and our Corporate Governance Guidelines to maintain a Board comprised of a majority of independent directors. Under Nasdaq listing standards, a director will only qualify as an independent director if, in the opinion of that listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation and Nominating and Corporate Governance Committees be independent.

Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Nasdaq listing standards applicable to audit committee members. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq listing standards applicable to compensation committee members.

Our Nominating and Corporate Governance Committee and our Board of Directors have undertaken a review of the independence of each of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Nominating and Corporate Governance Committee and our Board of Directors have determined that each of Ms. Balasubramaniam, Mr. Finn, Mr. Klein, Mr. Muta, Admiral Olson, Ms. Peterson and Mr. Weibling, representing seven of our nine directors, is an “independent director” as defined under the listing standards of Nasdaq. Ms. Allgood is not an independent director because of her position as our Chief Executive Officer; and Mr. Wolff is not an independent director because of his prior service as our Chief Executive Officer and then as our Executive Chairman.

In making these determinations, our Board of Directors considered the current and prior relationships that each director has with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section titled “Related Person Transactions.”

Family Relationships

There are no family relationships among any of our executive officers, directors or persons nominated or chosen to be a director or officer.

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board flexibility to determine the appropriate leadership structure for the Company, and whether the roles of chairperson and chief executive officer should be separated or combined. In making this determination, our Board considers many factors, including the needs of the business, our Board’s assessment of its leadership needs from time to time and the best interests of our stockholders. If the role of chairperson is filled by a director who does not qualify as an independent director, then our Corporate Governance Guidelines provide that one of our independent directors will serve as our Lead Independent Director.

Currently, Ms. Allgood serves as our President and Chief Executive Officer and is not an independent director; and Mr. Wolff served as an executive officer in the roles of Chief Executive Officer and then Executive Chairman and is not an independent director. Our Board believes that it is currently appropriate to separate the roles of chairperson and chief executive officer. As our current chairperson, Mr. Weibling, is an independent director, we do not currently have a separate Lead Independent Director. Our Chief Executive Officer is responsible for day-to-day leadership. Our Chairman ensures that our Board’s time and attention is focused on providing independent oversight of management and matters critical to our Company. The Board believes that Mr. Weibling’s extensive experience serving on public company boards of directors makes him ideally suited to serve as Chairman of the Board.

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Role of the Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity and reputational risks. We have designed and implemented processes to manage risk in our operations. However, risk management is an evolving process requiring us to continually look for opportunities to further embed risk management processes into our business and organization. Management is responsible for the day-to-day management of the risks the Company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our Board reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular Board meeting, receives reports on all significant Board committee activities at each regular Board meeting and evaluates the risks inherent in significant transactions. In addition, management regularly reports to and receives input from the Board on business operations between formal Board meetings.

Further, our Board has tasked designated standing Board committees with oversight of certain categories of risk management. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance and related party transactions and conflicts of interest. Our Compensation Committee assesses risks relating to our human capital management and our executive compensation plans and arrangements, including whether our compensation policies and programs have the potential to encourage excessive or inappropriate risk taking. Our Nominating and Corporate Governance Committee assesses risks relating to our corporate governance practices and the independence of the Board.

Our Board of Directors believes its current leadership structure, as well as having fully independent Audit, Compensation and Nominating and Corporate Governance Committees, supports the risk oversight function of the Board.

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Board Committees

Our Board of Directors has established the following standing committees of the Board: Audit Committee; Compensation Committee; Nominating and Corporate Governance Committee; and Strategic Transaction Committee. The composition and responsibilities of each of the committees of our Board of Directors is as follows:

Committee Memberships
Current Directors	Audit	Compensation	Nominating and Corporate Governance	Strategic Transaction
Kiva Allgood
Priya Balasubramaniam
Brian D. Finn
Peter Klein
Matthew Shigenobu Muta
Eric T. Olson
Laura J. Peterson
Dennis Weibling
Benjamin G. Wolff

= Member = Chair

Audit Committee

The members of our Audit Committee are Admiral Eric T. Olson (Ret.), Laura J. Peterson and Dennis Weibling, with Dennis Weibling serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Audit Committee meets the requirements for independence and financial literacy under the rules and regulations of the Securities and Exchange Commission, or the SEC, and the listing standards of Nasdaq applicable to audit committee members. In addition, our Board of Directors has determined that Dennis Weibling is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. Our Audit Committee, among other things:

•
selects, retains, compensates, evaluates, oversees and, where appropriate, terminates our independent registered public accounting firm;
•
reviews and approves the scope and plans for the audits and the audit fees and approves all non-audit and tax services to be performed by our independent auditor;
•
evaluates the independence and qualifications of our independent registered public accounting firm;
•
reviews our financial statements, and discusses with management and our independent registered public accounting firm the results of the annual audit and quarterly reviews;
•
reviews and discusses with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•
discusses with management our procedures regarding the presentation of our financial information, and reviews earnings press releases and guidance;
•
oversees the design, implementation and performance of our internal audit function, if any;
•
sets hiring policies with regard to the hiring of employees and former employees of our independent registered public accounting firm and oversees compliance with such policies;
•
reviews, approves and monitors and reviews conflicts of interest of our officers and members of our Board of Directors and related party transactions;

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•
adopts and oversees procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•
reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
•
reviews and discusses with management and our independent registered public accounting firm our guidelines and policies to identify, monitor and address enterprise risks;
•
reviews and monitors compliance with our Code of Business Conduct and Ethics; and
•
oversees, assists in the exploration and evaluation of, negotiates and, if appropriate, recommends to the Board of Directors for approval strategic alternatives.

Our Audit Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Audit Committee’s charter is available on our website at https://investor.sarcos.com/governance/documents-charters.

Compensation Committee

The members of our Compensation Committee are Peter Klein, Matthew Shigenobu Muta and Admiral Eric T. Olson (Ret.), with Peter Klein serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors have determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to Compensation Committee members, and that each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee, among other things:

•
reviews and approves the compensation for our executive officers, other than our chief executive officer, and reviews and recommends the compensation of our chief executive officer to the Board for approval;
•
reviews, approves and administers our employee benefit and equity incentive plans;
•
establishes and reviews the compensation plans and programs of our employees, and ensures that they are consistent with our general compensation strategy;
•
monitors compliance with any stock ownership guidelines;
•
approves or makes recommendations to our Board of Directors regarding the creation or revision of any clawback policy; and
•
determines non-employee director compensation.

Our Compensation Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Compensation Committee’s charter is available on our website at https://investor.sarcos.com/governance/documents-charters. Under its charter, the Compensation Committee may delegate its authority when it deems it appropriate and in our best interests and when such delegation would not violate applicable law, regulation or Nasdaq or SEC requirements.

We engaged Mercer to advise management and the Compensation Committee with respect to our compensation philosophy, policies and practices. Among other things, during 2022 Mercer:

•
provided compensation benchmarking for 50 positions and a gap analysis comparing our compensation with market information;
•
provided benchmarking information regarding the equity long-term incentve practices of other technology companies and equity grant practice alternatives for our consideration; and

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•
prepared draft equity grant guidelines for new hire and annual equity grants and provided dilution and burn rate analyses, and prepared related materials for and presented to the Compensation Committee.

During 2022, after reviewing information provided by Mercer regarding its independence and considering the independence factors prescribed by SEC and Nasdaq rules, the Compensation Committee determined that Mercer was independent and that there were no conflicts of interest arising from the services Mercer performed for us.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Priya Balasubramaniam, Brian D. Finn and Dennis Weibling, with Brian D. Finn serving as chairperson. Our Nominating and Corporate Governance Committee and Board of Directors has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of Nasdaq. Our Nominating and Corporate Governance Committee, among other things:

•
reviews and assesses and makes recommendations to our Board of Directors regarding desired qualifications, expertise and characteristics sought of Board members;
•
identifies, evaluates, selects or makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors;
•
develops policies and procedures for considering stockholder nominees for election to our Board of Directors;
•
reviews the succession planning process for our chief executive officer and any other members of our executive management team;
•
reviews and makes recommendations to our Board of Directors regarding the composition, organization and governance of our Board of Directors and its committees;
•
reviews and makes recommendations to the Board of Directors regarding our Corporate Governance Guidelines and corporate governance framework;
•
oversees director orientation for new directors and continuing education for our directors;
•
oversees the evaluation of the performance of the Board of Directors and its committees; and
•
administers policies and procedures for communications with the non-management members of the Board of Directors.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of Nasdaq. A copy of the Nominating and Corporate Governance Committee’s charter is available on our website at https://investor.sarcos.com/governance/documents-charters.

Strategic Transaction Committee

Our Board of Directors has created a Strategic Transaction Committee. The members of the Strategic Transaction Committee are Brian D. Finn, Peter Klein, Dennis Weibling and Benjamin G. Wolff, with Benjamin G. Wolff serving as chairperson. The Strategic Transaction Committee assists in the assessment and, when appropriate, negotiation of strategic acquisition opportunities, potential capital market transactions and other strategic opportunities or potential transactions and reports to the Board of Directors.

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Attendance at Board, Board Committee and Stockholder Meetings

During 2022, the Board held 6 meetings, the Audit Committee held 7 meetings, the Compensation Committee held 4 meetings and the Nominating and Corporate Governance Committee held 2 meetings. The Strategic Transaction Committee only met informally during 2022. Each director attended at least 75% of the total of (1) such aggregate number of meetings and (2) the number of meetings held by all committees of the Board on which such director served during the periods that such director served.

Although we do not have a formal policy requiring attendance by members of our Board of Directors at our annual meetings of stockholders, we strongly encourage directors to attend. Six of our nine directors attended the 2022 annual meeting of stockholders.

Executive Sessions of Non-Employee and Independent Directors

To encourage and enhance communication among non-employee directors, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis, but no less than two times per year. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis, but no less than two times per year. These executive sessions are chaired by Dennis Weibling, our Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

During 2022, the members of our Compensation Committee were Peter Klein (Chair), Matthew Shigenobu Muta and Eric T. Olson. None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors and other director qualifications. While our Board has not established minimum qualifications for Board members, some of the factors that our Nominating and Corporate Governance Committee considers in assessing director nominee qualifications include issues of character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound business judgment, tenure on the Board and skills that are complementary to the Board, an understanding of our business, an understanding of the responsibilities that are required of a member of the Board, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our Board. The Nominating and Corporate Governance Committee and the Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experience in various areas. Although our Board of Directors does not maintain a specific policy with respect to Board diversity, our Board of Directors believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of perspectives, backgrounds and experiences when considering whether to recommend the nomination of any particular director candidate.

If our Nominating and Corporate Governance Committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information or reliance on the knowledge of the members of the committee, the Board or management.

After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director candidates for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors and our Board of Directors has the final authority in determining the selection of director candidates for nomination to our Board.

Stockholder Recommendations and Nominations to our Board of Directors

Our Nominating and Corporate Governance Committee will consider recommendations and nominations for candidates to our Board of Directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our Second Amended and Restated Certificate of Incorporation, or our Charter, and our Amended and Restated Bylaws, or our Bylaws, all applicable Company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws and our Corporate Governance Guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our Board of Directors should direct the recommendation in writing by letter to our Corporate Secretary at Sarcos Technology and Robotics Corporation, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation

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must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend as nominees for election as directors, and our Board has discretion to decide which individuals to nominate for election as directors.

Under our Bylaws, stockholders may also directly nominate persons for election to our Board of Directors. Any nomination must comply with the requirements set forth in our Bylaws and the rules and regulations of the SEC and should be sent in writing to our Corporate Secretary at the address above. To be timely for our 2024 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2024 Annual Meeting.”

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate directly with our non-management directors, may do so by writing and sending the correspondence to our Chief Legal Officer, Chief Financial Officer or Legal Department by mail to our principal executive offices at Sarcos Technology and Robotics Corporation, 650 South, 500 West, Suite 150, Salt Lake City, Utah 84101. Our Chief Legal Officer, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, will review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for our stockholders to act on or for our Board to consider and (3) matters that are of a type that are improper or irrelevant to the functioning of our Board or our business, for example, mass mailings, job inquiries and business solicitations. If appropriate, our Chief Legal Officer, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, then to] the chairperson of the Board or the lead independent director (if one is appointed) if the chairperson of the Board is not independent. These policies and procedures do not apply to communications to non-management directors from our officers or directors who are stockholders or stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and members of our Board of Directors are prohibited from, directly or indirectly, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans or as part of any other pledging transaction and (5) holding our securities in a margin account.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted our Corporate Governance Guidelines. These guidelines address, among other items, the qualifications and responsibilities of our directors and director candidates, the structure and composition of our Board of Directors and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at https://investor.sarcos.com/governance/documents-charters. We will post any

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amendments to or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Other Corporate Governance Policies and Practices

Changes in Employment or Circumstances

Upon a change in employment with his or her principal employer, any non-employee director shall promptly inform our Chief Legal Officer, Chief Financial Officer or Legal Department or the Lead Independent Director (if one is appointed), who will discuss the issue with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will assess the appropriateness of such director remaining on the Board and shall recommend to the Board whether to request that such director tender his or her resignation. Similarly, if a director becomes aware of circumstances that may adversely reflect upon the director, any other director or our company, the director should notify the Nominating and Corporate Governance Committee of such circumstances. The Nominating and Corporate Governance Committee will consider the circumstances and may request the director to cease the related activity or, in more severe cases, request that the director submit his or her resignation.

Limitations on Other Board Service / Overboarding

Directors are expected to advise the Nominating and Corporate Governance Committee of any invitations to join the board of directors of any other public company or changes to their committee membership prior to joining such other board or committee assignment. No director should serve on more than four additional public company boards without the approval of our Board, and our Chief Executive Officer should not serve on more than two additional public company boards.

Director Orientation and Continuing Education

We are committed to ensuring that all directors receive orientation and continuing education as appropriate. The Nominating and Corporate Governance Committee oversees director orientation and director continuing education.

Self-Evaluation

The Nominating and Corporate Governance Committee oversees a periodic self-evaluation by the Board, each committee of the Board and each director.

Succession Planning

The Nominating and Corporate Governance Committee works with the Chief Executive Officer to plan for Chief Executive Officer succession, as well as to develop plans for interim succession in the event the need arises unexpectedly. Further, the Nominating and Corporate Governance Committee works with the Chief Executive Officer and appropriate members of management to plan for succession for each of the other senior executives. The Compensation Committee also periodically discusses succession plans with the Board or the Nominating and Corporate Governance Committee with respect to executive officers and other key employees.

Access and Resources

Our Corporate Governance Guidelines provide that our directors at all times shall have direct, independent and confidential access to our executive officers, management and personnel in order to fulfill their duties. The Board is expressly authorized to obtain, at the Company’s expense, such data, advice, consultation and documentation as the Board deems appropriate and to retain consultants, independent counsel or other advisers to advise or assist the Board in the performance of any of its responsibilities or for any other matter related to the Board’s purposes.

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Sustainability

Our mission is to improve worker productivity, safety and longevity through robotics. We believe that if we are successful in our mission, we will contribute to a more sustainable workforce while increasing productivity. Our products are designed to reduce worker injury, prolong the years that people can perform physically-demanding tasks by transferring the physical impact from humans to robots and democratize the workforce by enabling people of various physical capabilities and ages to lift the same amounts and otherwise perform the same physically-demanding tasks. As our organization grows larger and begins to mature, we are committed to running a sustainable business.

Environment

While we are early in our efforts to understand and address the environmental impact of our business, we have taken a number of actions to reduce the impact we have on the environment. Our environmental impact efforts center around waste management and recycling, implementing smart, eco-friendly manufacturing processes and reducing the use of single-use plastics in our Salt Lake City office and aluminum cans in our Pittsburgh office.

We have also made significant strides in reducing the power consumption of our products, in particular our Guardian XO full-body powered exoskeleton. We have reduced its power consumption by over 90% from its initial hydraulically-powered units to its current lithium battery-powered units, which uses less than 500 watts of power while walking at 3 mph – about the same amount of power as an LED big screen TV.

Diversity and Inclusion

We strive to create an inclusive work environment for all of our employees, and we believe that diversity in thought, background, race and ethnicity, gender and gender identity, sexual orientation and other characteristics and creating an atmosphere where employees feel welcome and accepted is critical to our success. To help create this atmosphere we have adopted core company values and strive to build our company culture around these values: Trust, Respect and Team.

We are also actively seeking to increase the diversity of our workforce and create a more inclusive work environment. Among other things, including employee events where people from under-represented groups have discussed their stories, we have engaged three minority-owned recruiting firms to help us find and attract minority and other diverse candidates.

We also strive to ensure that our employee benefits promote a diverse and inclusive work environment. For example, our employee benefits currently include:

•
Parental leave: 16 weeks paid parental (gender neutral) leave to support childbirth, newborn care within one year of birth and childcare within one year of adoption by or placement in foster care with an employee. Further, we provide flexible schedules for returning parents (gender neutral) for 30 days.
•
Medical, dental and vision insurance for the employee and family, including domestic partners.
•
Employee Assistance Program: provides counseling benefits to employees, including for marital and family matters, stress, anxiety or depression, personal or emotional challenges, grief or loss, substance abuse or addictions and senior care planning.
•
Holidays: 10 paid holidays per year.
•
Floating Holidays: 2 paid floating holidays at the employee’s discretion to accommodate diverse needs and interests.
•
Volunteer time off: 2 paid days off per year to provide volunteer services for the organization of the employee’s choice.

2022 PROXY STATEMENT | 26

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•
Other benefits include: identity theft insurance, life and disability insurance, flexible or accrued time off, flexible work schedules, tuition reimbursement program, gym membership reimbursement program, pet insurance, 401k match and health savings account match.

2022 PROXY STATEMENT | 27

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

As of March 31, 2023:

2
WOMEN
40%
WOMEN
EXECUTIVE
OFFICERS
INCLUDING
CEO
3
MEN

Director Compensation

In October 2021, our Compensation Committee adopted an outside director compensation policy for our non-employee directors. This outside director compensation policy is designed to attract, retain and reward non-employee directors. Under the outside director compensation policy, each non-employee director will receive the cash and equity compensation for Board services described below. We also will reimburse our non-employee directors for reasonable, customary and documented travel expenses to meetings of our Board of Directors or its committees and other expenses. As a result of the appointment of Mr. Weibling, a non-employee director, as Board Chairman, the outside director compensation policy was updated in April 2023 to provide additional compensation to a director serving as a non-employee chairperson of the Board. This update is reflected in the description below.

Cash Compensation

Non-employee directors are entitled to receive the following cash compensation for their service under the director compensation policy:

•
$50,000 per year for service as a Board member;
•
$50,000 per year for service as chairperson of the Board;
•
$15,000 per year for service as chair of the Audit Committee;
•
$7,500 per year for service as member of the Audit Committee;
•
$7,500 per year for service as chair of the Compensation Committee;
•
$3,750 per year for service as member of the Compensation Committee;
•
$3,000 per year for service as chair of the Nominating and Corporate Governance Committee; and
•
$1,500 per year for service as chair of the Nominating and Corporate Governance Committee.

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

New Director Award

Each individual who becomes a non-employee director will automatically be granted on the date of the director’s appointment a new director award of restricted stock units (the “New Director Award”), with a

2022 PROXY STATEMENT | 28

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

grant date fair value (determined in accordance with GAAP) of $150,000 multiplied by a fraction (i) the numerator of which is (x) 12 minus (y) the number of months between the date of the last annual meeting of stockholders and the date the non-employee directors becomes a member of the Board of Directors and (ii) the denominator of which is 12. The New Director Award will vest on the earlier of (i) the one-year anniversary of the date the New Director Award is granted or (ii) the day of the annual meeting next following the date the New Director Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Annual Award

Each non-employee director will automatically receive, on the date of each annual meeting of stockholders, an annual award of restricted stock units (an “Annual Award”), with a grant date fair value (determined in accordance with GAAP) of $150,000, rounded to the nearest whole share. In addition, a non-employee director who serves as chairperson of the Board will receive additional restricted stock units with a grant date fair value of $25,000 as part of the chairperson's Annual Award. Annual Awards vest on the earlier of (i) the one-year anniversary of the date the Annual Award is granted or (ii) the day prior to the date of the annual meeting next following the date the Annual Award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date. If a non-employee director is appointed chairperson of the Board other than as of the date of the annual meeting of stockholders, such director will receive a pro rata award in connection with such appointment for the time between the appointment and the next annual meeting of stockholders.

In the event of a “change in control” (as defined in our 2021 Equity Incentive Plan), each non-employee director’s outstanding awards will become fully vested.

2022 PROXY STATEMENT | 29

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Compensation for 2022

The following table sets forth information regarding the total compensation awarded to, earned by or paid to our non-employee directors for their service on our Board of Directors, for the fiscal year ended December 31, 2022. Directors who are also our employees receive no additional compensation for their service as directors. During fiscal 2022, Mr. Wolff and Ms. Allgood were our employees and executive officers and therefore did not receive compensation as a director. Following Mr. Wolff's resignation as our Executive Chairman effective as of February 1, 2023, he became a non-employee director and is compensated under our outside director compensation policy (described above). Prior to his resignation, Mr. Wolff was compensated pursuant to an amended and restated employment agreement which provided him an annual base salary of $350,000 and under which he was eligible for an annual restricted stock unit award with a target grant date fair value of $500,000. As Mr. Wolff is not a Named Executive Officer for 2022, his 2022 compensation is also included in the below table. See “Executive Compensation” for information regarding Ms. Allgood’s compensation.

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(1)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Priya Balasubramaniam	$51,500	$149,999	—	—	—	—	$201,499
Brian D. Finn	$53,000	$149,999	—	—	—	—	$202,999
Peter Klein	$59,000	$149,999	—	—	—	—	$208,999
Matthew Shigenobu Muta	$53,750	$149,999	—	—	—	—	$203,749
Admiral Eric T. Olson	$61,250	$149,999	—	—	—	—	$211,249
Laura J. Peterson	$57,500	$149,999	—	—	—	—	$207,499
Dennis Weibling	$66,500	$149,999	—	—	—	—	$216,499
Benjamin Wolff(2)	—	$499,998	—	—	—	561,255	$1,061,253

(1)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each non-employee director pursuant to the non-employee director compensation policy, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Notes 1 and 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(2)
Mr. Wolff, who served as our Executive Chairman in fiscal 2022, did not receive compensation under our outside director compensation policy for services on the board in that year. The figure under “All Other Compensation” for Mr. Wolff includes $336,539 for salary paid for services as our Executive Chairman in fiscal 2022 and $224,716 for a bonus paid in December 2022, which was intended to cover certain net tax withholding deposits due but not previously paid as a result of clerical errors by the Company in the calculation of applicable U.S. federal tax withholding obligations in connection with the vesting of Mr. Wolff’s restricted stock in June and September of 2022, as well as a related gross-up.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2022 (including Mr. Wolff):

Name	Number of Shares Underlying Outstanding Stock Awards	Number of Shares Underlying Outstanding Options
Priya Balasubramaniam	57,692	—
Brian D. Finn	57,692	—
Peter Klein	57,692	256,460
Matthew Shigenobu Muta	57,692	—
Eric T. Olson	57,692	102,584
Laura J. Peterson	57,692	—
Dennis Weibling	57,692	11,756
Benjamin Wolff	—	1,025,844

2022 PROXY STATEMENT | 30

PROPOSAL NO. 1

ELECTION OF CLASS II DIRECTORS

Our Board of Directors currently consists of nine directors and is divided into three classes with staggered three-year terms. At the Annual Meeting, three Class II directors are up for election for a three-year term to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended that the Board of Directors nominate, and our Board of Directors has nominated, Matthew Shigenobu Muta, Laura J. Peterson and Dennis Weibling for election as Class II directors at the Annual Meeting. Each of the nominees is a current director whose term is expiring upon the Annual Meeting. If elected, each of the nominees will serve as a Class II director until the 2026 annual meeting of stockholders and until his or her respective successor is elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

Each of the nominees has agreed to serve as a director if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non-vote, will have no effect on the outcome of the election.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

2022 PROXY STATEMENT | 31

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2023. Ernst & Young LLP has served as our independent registered public accounting firm since September 2021, including for the fiscal years ended December 31, 2021 and 2022, respectively, and served as Old Sarcos’ independent registered public accounting firm since December 2020.

At the Annual Meeting, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Our Audit Committee is submitting the appointment of Ernst & Young LLP for stockholder ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Ernst & Young LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year. If our stockholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider the appointment and may decide either to continue with Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 or to appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Change in Independent Registered Public Accounting Firm

As previously reported under Item 4.01 of our Current Report on Form 8-K filed with the SEC on September 30, 2021 (the “Form 8-K”), on September 24, 2021 the Board, including all members of the Audit Committee, approved a resolution appointing Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2021. Ernst & Young LLP served as the independent registered public accounting firm of Old Sarcos prior to the Business Combination. Accordingly, Marcum LLP, Rotor’s independent registered public accounting firm prior to the Business Combination, was informed on September 24, 2021 that it was dismissed as our independent registered public accounting firm. During the period from August 27, 2020 (inception) through December 31, 2020 and the subsequent interim period through September 24, 2021, there were no disagreements between Rotor and Marcum LLP on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on Rotor’s financial statements for such year. During the period from August 27, 2020 (inception) through December 31, 2020 and the subsequent interim period through September 24, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except for a material weakness in Rotor’s pre-Business Combination internal control over financial reporting related to the accounting for warrants issued by Rotor. We provided Marcum LLP with a copy of the Form 8-K and requested that Marcum LLP furnish us with a letter addressed to the SEC stating whether it agreed with the disclosures in the Form 8-K and, if not, stating in which respects it did not agree. A copy of Marcum LLP’s letter, dated September 24, 2021, was filed as Exhibit 16.1 to the Form 8-K, and such letter is incorporated by reference herein. During the fiscal year ended December 31, 2020 and the subsequent interim period through September 24, 2021, neither we nor any party acting on our behalf, consulted with Ernst & Young LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to our consolidated financial statements, and no written report or oral advice was provided to us by Ernst & Young LLP that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

2022 PROXY STATEMENT | 32

PROPOSAL NO. 2

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us and Old Sarcos by Ernst & Young LLP for the years ended December 31, 2022 and 2021.

	2022	2021
	(in thousands)
Audit Fees(1)	$1,154	$1,675
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
Total Fees	$1,154	$1,675

(1)
“Audit Fees” consist of fees for professional services rendered in connection with the audit of our consolidated financial statements, review of our quarterly consolidated financial statements and consultations and services in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes $0.8 million of fees during 2021 for services incurred in connection with the Business Combination.
(2)
There were no fees billed by Ernst & Young LLP for professional services rendered for audit-related services for the years ended December 31, 2022 and 2021, respectively.
(3)
There were no fees billed by Ernst & Young LLP for professional services rendered for tax services for the years ended December 31, 2022 and 2021, respectively.

Auditor Independence

In 2022, there were no other professional services provided by Ernst & Young LLP, other than those listed above, that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Upon completion of the Business Combination, our Audit Committee established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audits and audit fees, and pre-approve (or, where permitted under the rules and regulations of the SEC, subsequently approve) all non-audit and tax services to be performed by our independent registered public accounting firm. Since the adoption of this policy, all services provided by Ernst & Young LLP for our fiscal years ended December 31, 2022 and 2021, respectively, were pre-approved by our Audit Committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as a vote AGAINST this proposal. As this proposal is considered a routine proposal, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2023.

2022 PROXY STATEMENT | 33

REPORT OF THE AUDIT COMMITTEE

We, the Audit Committee of the Board of Directors of Sarcos Technology and Robotics Corporation (the “Company”), have the responsibility to, among other things, oversee the preparation of the Company’s consolidated financial statements, the Company’s system of internal controls and the qualifications, independence, compensation and performance of the Company’s independent registered public accounting firm (the “independent auditor”). We have the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. Our specific duties and responsibilities are described in our charter, which is available on the Company’s website (www.sarcos.com) under the tab “Investor – Investor Relations - Governance.” We review the charter annually and work with the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors to amend it as appropriate. The Board of Directors has determined that each of us is an independent director based on the Nasdaq Stock Market’s listing standards and that each of us also satisfies the Securities and Exchange Commission’s (“SEC”) additional independence requirements for members of Audit Committees. In addition, the Board of Directors has determined that Dennis Weibling is an “audit committee financial expert” as defined by SEC rules.

Management is responsible for the financial reporting process, including the Company’s system of internal controls, and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s independent auditor, Ernst & Young LLP (“EY”), is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue reports thereon. Because the Company is an Emerging Growth Company as defined by SEC rules, EY is not required to, nor has it been engaged to, perform an audit of the Company’s internal control over financial reporting. Our responsibility is to oversee these processes, and we rely on the expertise and knowledge of management and the independent auditor in carrying out that role. We are not professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance or professional opinion as to the sufficiency of external audits, whether the Company’s consolidated financial statements are complete and accurate and are in accordance with GAAP or on the effectiveness of the Company’s system of internal control over financial reporting.

We reviewed and discussed with management and EY the Company’s periodic reports for the year ended December 31, 2022, including the Company’s 2022 audited consolidated financial statements and related annual report on Form 10-K, filed with the SEC. In connection with such discussions, EY addressed the matters required to be discussed with us by applicable PCAOB standards and SEC rules and regulations. In addition, we discussed with EY the overall scope and plans for its audit. We meet periodically with EY, as appropriate, to discuss its work and the results of its audit. Our meetings included, whenever we deemed appropriate, executive sessions with EY without the presence of management.

We have also received the written disclosures and the letter from EY required by PCAOB Rule 3526 (“Communication With Audit Committees Concerning Independence”) and have discussed with EY its independence with respect to the Company.

2022 PROXY STATEMENT | 34

REPORT OF THE AUDIT COMMITTEE

We assessed EY’s performance as independent auditor during 2022, including the performance of the lead audit partner and the audit team, a process we will undertake on an annual basis. We reviewed a variety of indicators of audit quality relating to EY, including:

•
the quality and candor of its communications with us and management, its responsiveness and accessibility, and its historical and recent performance on the Company’s audits;
•
how effectively it maintained its independence and employed independent judgment, objectivity and professional skepticism;
•
external data about quality and performance, including reports by the PCAOB and EY’s response to those reports;
•
the appropriateness of its fees, taking into account the Company’s size and complexity and the resources necessary to perform the audit; and
•
its knowledge of the Company’s operations, accounting policies and practices.

As a result of our evaluation of the independent auditor’s performance and considering other factors we deemed relevant, we concluded that the selection of EY as the Company’s independent auditor for the year ending December 31, 2023 is in the best interests of the Company and its stockholders.

Based on the review and discussions referred to above related to the Company’s annual report on Form 10-K, including the report of the independent auditor, we recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Dennis Weibling, Chair

Eric T. Olson

Laura J. Peterson

This Audit Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Sarcos under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent Sarcos specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

2022 PROXY STATEMENT | 35

PROPOSAL NO. 3

APPROVAL OF PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Overview

On April 14, 2023, the Board of Directors approved and adopted resolutions (1) approving and finding advisable a series of proposed amendments to our Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to effect a reverse stock split of our common stock issued and outstanding or held in treasury (the “Reverse Stock Split”) and a corresponding reduction in the total number of authorized shares of our common stock (the "Authorized Share Reduction") and (2) directing that a proposal (the “Reverse Stock Split Proposal”) to approve the Reverse Stock Split and the Authorized Share Reduction be submitted to our stockholders for their approval.

If approved by our stockholders, the proposal would permit, but would not require, the Board of Directors to effect a reverse stock split of our common stock issued and outstanding or held in treasury by a ratio of either 1 for 3, 1 for 4, 1 for 5 or 1 for 6, with the final ratio to be set as determined by the Board of Directors (or a duly authorized committee thereof) in its sole discretion in the manner described herein. At the same time, the total number of authorized shares of our common stock would be reduced from 990,000,000 to 330,000,000, 247,500,000, 198,000,000 or 165,000,000, and our total number of authorized shares would be reduced from 1,000,000,000 to 340,000,000, 257,500,000, 208,000,000 or 175,000,000, respectively, based on the final Reverse Stock Split ratio set by the Board of Directors in the manner described herein. The par value per share of our common stock would remain unchanged at $0.0001. The Reverse Stock Split would also affect outstanding options, outstanding restricted stock units (“RSUs”) and shares reserved for issuance under our equity compensation plans, as described in “—Effect on Equity Compensation Plans, Outstanding Options and RSUs” below. The Reverse Stock Split would affect all shares of common stock uniformly. The following description of the proposed amendment is a summary and is subject to the full text of the proposed Certificate of Amendment to our Restated Certificate, a form of which is attached to this Proxy Statement as Annex A (the “Certificate of Amendment”).

If stockholders approve this proposal, the Board of Directors in its discretion could determine to cause one Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split and the Authorized Share Reduction. The Board of Directors also may determine in its discretion not to effect the Reverse Stock Split and the Authorized Share Reduction and not to file any Certificate of Amendment. We could decide not to proceed with the Reverse Stock Split and the Authorized Share Reduction even if the Reverse Stock Split Proposal is approved by stockholders. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split and the Authorized Share Reduction.

Reasons for the Reverse Stock Split

Meet Certain Continued Listing Requirements of Nasdaq.

To continue our listing on The Nasdaq Global Market, we must comply with Nasdaq rules. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days. On January 23, 2023, we received written notice from the Listing Qualifications Department Nasdaq notifying us that because the closing bid price for our common stock listed on Nasdaq was below $1.00 per share for 30 consecutive business days, we did not meet the Minimum Bid Price Requirement for continued listing on The Nasdaq Global Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial compliance period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the common stock must be at least $1.00 per share for a minimum of 10 consecutive

2022 PROXY STATEMENT | 36

PROPOSAL NO. 3

business days by July 22, 2023, and we must otherwise satisfy The Nasdaq Global Market’s requirements for listing.

If we do not regain compliance by July 22, 2023, we may be eligible for an additional 180 calendar day compliance period if we elect (and meet the listing standards) to transfer to The Nasdaq Capital Market to take advantage of the additional compliance period offered on that market, unless it does not appear to Nasdaq that it is possible for us to cure the deficiency. To qualify, we would be required, among other things, to meet the continued listing requirement for market value of publicly held shares as well as all other standards for initial listing on The Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and would need to provide written notice to Nasdaq of our intention to cure the bid price deficiency during the second compliance period. If it does not appear to Nasdaq that it is possible for us to cure the deficiency, or if we do not regain compliance within the allotted compliance period(s), including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our common stock will be subject to delisting. We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that such appeal would be successful.

Our Board of Directors has considered the potential harm to our Company and our stockholders should Nasdaq delist our common stock. Delisting could adversely affect the liquidity of our common stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. The Board of Directors believes that the Reverse Stock Split is a potentially effective means for us to increase the per share market price of our common stock and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.

To Potentially Improve the Marketability and Liquidity of our Common Stock.

Our Board of Directors believes that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company.

We believe that the Reverse Stock Split and an increase in our stock price may make our common stock more attractive to a broader range of institutional and other investors. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our common stock. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Further, lower-priced stocks have a perception in the investment community as being riskier and more speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Reasons for the Reduction in the Authorized Number of Shares of Common Stock

As a matter of Delaware law, implementation of the Reverse Stock Split does not require a change in the total number of shares of our common stock authorized under the Restated Certificate. However, the proposed reduction in the total number of authorized shares of our common stock is designed to maintain approximately the same proportion of the total number of authorized shares of common stock that are not issued or outstanding following the Reverse Stock Split. The proposed reduction from 990,000,000 to 330,000,000, 247,500,000, 198,000,000 or 165,000,000 authorized shares of our common stock and from 1,000,000,000 to 340,000,000, 257,500,000, 208,000,000 or 175,000,000

2022 PROXY STATEMENT | 37

PROPOSAL NO. 3

authorized shares of all stock, is intended to satisfy the voting policies of certain of our stockholders, conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us and to ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock. In addition, the reduction in the number of authorized shares of our stock may also reduce certain of our costs.

Certain Risks Associated with a Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure you that the Reverse Stock Split will produce or maintain the desired results. However, our Board of Directors believes that the benefits to us and our stockholders outweigh the risks and recommends that you vote in favor of the Reverse Stock Split Proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will increase our stock price. There can be no assurance that the total market capitalization of our common stock (the aggregate value of all of our outstanding common stock at the then market price) after the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our common stock following the Reverse Stock Split will either equal or exceed the current per share market price.

The closing sale price of our common stock on Nasdaq was $0.63 per share on January 23, 2023 and was $0.48 per share on April 13, 2023. We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our common stock. However, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split. The effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of such reverse stock split. Accordingly, the total market capitalization of our common stock and the Company after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per share trading price of our common stock. However, even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our common stock will increase following the Reverse Stock Split or that the per share trading price of our common stock will not decrease in the future. Although no assurances are possible concerning the trading price of our common stock if the Reverse Stock Split is effected or concerning future fluctuations in the market price of our common stock after the Reverse Stock Split, based on such price, our intention in determining the reverse stock split ratio to be reflected in the Reverse Stock Split is that such ratio will result in an increase in the per share market price of our common stock immediately after the Reverse Stock Split, although whether the price of our common stock is sufficient or is maintained for a sufficient period of time depends in part on the ratio of the Reverse Stock Split and future fluctuations in the price of our common stock.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split. In

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PROPOSAL NO. 3

addition, if the Reverse Stock Split is implemented, it will likely increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. While our Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not improve as a result of the Reverse Stock Split and could be adversely affected by a higher per share price. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Principal Effects of the Reverse Stock Split and the Authorized Share Reduction

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash. The Reverse Stock Split will affect all shares of common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Our authorized capital stock currently consists of 990,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. At the effective time of the Reverse Stock Split (the "Effective Time"), the total number of authorized shares of our common stock will be reduced from 990,000,000 to 330,000,000, 247,500,000, 198,000,000 or 165,000,000 and the total number of authorized shares will be reduced from 1,000,000,000 to 340,000,000, 257,500,000, 208,000,000 or 175,000,000, based on which, if any, of the approved reverse stock split ratios is ultimately selected by the Board of Directors. The par value per share of our common stock would remain unchanged at $0.0001 after the Reverse Stock Split and the Authorized Share Reduction. The total number of authorized shares of preferred stock will not be reduced and would remain at 10,000,000 shares.

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PROPOSAL NO. 3

Tabular Illustration of Effect of the Reverse Stock Split and Authorized Share Reduction

The table below sets forth, as of March 31, 2023 and for illustrative purposes only, certain effects of potential Reverse Stock Split ratios of between 1 for 3 and 1 for 6, inclusive, including on our total outstanding common stock equivalents (without giving effect to the treatment of fractional shares).

	Pre-Reverse Stock Split	Post-Reverse Stock Split
		(Amendment (see Annex A)
Reverse Stock Split Ratio		1 for 3	1 for 4	1 for 5	1 for 6
Percentage reduction of shares of common stock outstanding post-Reverse Stock Split	—	66.7%	75.0%	80.0%	83.3%
Authorized shares of common stock	990,000,000	330,000,000	247,500,000	198,000,000	165,000,000
Shares of common stock outstanding	154,282,881	51,427,627	38,570,720	30,856,576	25,713,814
Issued but not outstanding (held by the Company in Treasury Stock)	—	—	—	—	—
Shares of common stock reserved for issuance upon exercise of warrants (1)	20,549,453	6,849,818	5,137,363	4,109,891	3,424,909
Shares of common stock reserved for issuance upon exercise or settlement of plan awards (2)	32,872,952	10,957,651	8,218,238	6,574,590	5,478,825
Shares of common stock authorized but not issued or outstanding, or reserved for issuance, under our plans	12,703,197	4,234,399	3,175,799	2,540,639	2,117,200
Fully diluted shares of common stock (issued and reserved for issuance) (1)(2)	220,408,483	73,469,494	55,102,121	44,081,697	36,734,747
Shares of common stock authorized but not issued or reserved	769,591,517	256,530,506	192,397,879	153,918,303	128,265,253
Percentage of shares of common stock authorized but not issued or reserved	77.7%	77.7%	77.7%	77.7%	77.7%

(1)
Includes 20,549,453 shares (on a pre-split basis) issuable upon exercise of outstanding warrants.
(2)
Includes shares issuable upon exercise of awards under our 2021 Plan, 2015 Plan, RE2 Plans and ESPP (the “Plans”).

Effect on Equity Compensation Plans, Outstanding Options and RSUs

As shown in the table above, if the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under the Plans would be reduced in proportion to the ratio selected by our Board of Directors. As of March 31, 2023, there were a total of (1) 32,872,952 shares of common stock reserved for issuance upon the exercise of stock options and the settlement of RSUs outstanding under the 2021 Plan, 2015 Plan and RE2 Plans, (2) 9,703,197 shares remained available for future awards under our 2021 Plan, and (3) 3,000,000 shares reserved for issuance under the ESPP. Following the Reverse Stock Split, if any, all shares of common stock reserved for issuance upon the exercise of stock options and the settlement of RSUs outstanding under the 2021 Plan and the 2015 Plan, shares remaining available for future awards under our 2021 Plan and shares reserved for issuance under the ESPP would be converted at the Effective Time into one-third, one-fourth, one-fifth or one-sixth of the number of such shares immediately preceding the Reverse Stock Split (subject to adjustment for fractional interests).

Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or settlement, as applicable, of such options and RSUs in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise price of such options. This will result in approximately the same aggregate price being required to be paid as immediately preceding the Revesre Stock Split. The number of shares of common stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise or purchase price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable to the nearest whole share.

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PROPOSAL NO. 3

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our common stock. As a result, as of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Mechanics of the Reverse Stock Split

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Upon the Reverse Stock Split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock

Stockholders may hold some or all of their common stock electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company. These stockholders will not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Effect on Holders of Stock Certificates

Stockholders may hold stock certificates representing some or all of their common stock. As of the Effective Time, each certificate representing pre-split shares of common stock will, until surrendered and exchanged, be deemed to represent only the relevant number of post-split shares of common stock as a result and at the time of the Reverse Stock Split. If applicable to you, as soon as practicable after the Effective Time, our transfer agent, Continental Stock Transfer & Trust Company, will mail you a letter of transmittal. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of the Company’s common stock either as stock certificates (including legends, if appropriate) or electronically in book-entry form, as determined by the Company.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split because the stockholder owns a number of shares not evenly divisible by the ratio would instead settle in cash. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.

Procedure for Implementing the Reverse Stock Split

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PROPOSAL NO. 3

The Effective Time, if approved by stockholders and implemented by us, will be the date and time set forth in the applicable Certificate of Incorporation that is filed with the Delaware Secretary of State. If the Reverse Stock Split Proposal is approved and the Board of Directors determines to proceed with the Reverse Stock Split, the exact timing of the filing of the applicable Certificate of Amendment will be determined by our Board of Directors. By approving the Reverse Stock Split Proposal, the stockholders will approve each of the four (4) amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Company and its stockholders. The other three (3) proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law.

If, at any time prior to the filing of any Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board of Directors, in its sole discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split Proposal, the Reverse Stock Split Proposal may be delayed or abandoned. We reserve the right to abandon any three (3) proposed amendments or the Reverse Stock Split Proposal in its entirety without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the Reverse Stock Split Proposal has been approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split Proposal, you are expressly also authorizing the Board of Directors to delay, not to proceed with, and abandon, any three (3) porposed amendments or the Reverse Stock Split Proposal in its entirety if it should so decide, in its sole discretion.

If a Reverse Stock Split is effected, then after the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We currently expect that our common stock will continue to be listed on Nasdaq under the symbol “STRC” subject to any future change of listing of our securities, although it will be considered a new listing with a new CUSIP number. The Reverse Stock Split is not intended to be, and we do not believe that it will have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of the Reverse Stock Split to stockholders but does not purport to be a complete analysis of all potential tax effects that may be relevant to stockholders. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or foreign tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986 (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought, and will not seek, any ruling from the IRS or an opinion of tax counsel with respect to the matters discussed herein. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the IRS or the courts. Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

This summary is limited to U.S. stockholders who hold shares of our Common Stock prior to the Reverse Stock Split (“Old Shares”) and the shares of our Common Stock immediately after the Reverse

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PROPOSAL NO. 3

Stock Split (“New Shares”) as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a stockholder. In addition, it does not address consequences relevant to stockholders that are subject to particular rules, including:

•
persons subject to the alternative minimum tax or Medicare contribution tax on net investment income;
•
persons whose functional currency is not the U.S. dollar;
•
persons holding our Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•
persons who are former U.S. citizens or long-term residents;
•
persons who are not U.S. Holders;
•
banks, insurance companies, and other financial institutions;
•
mutual funds, real estate investment trusts or regulated investment companies;
•
brokers, dealers, or traders in securities;
•
partnerships, other entities or arrangements treated as partnerships for U.S. federal income tax purposes, and other pass-through entities (and investors therein);
•
tax-exempt organizations or governmental organizations;
•
persons deemed to sell our Common Stock under the constructive sale provisions of the Code;
•
persons who hold or receive our Common Stock pursuant to the exercise of any employee stock options or otherwise as compensation;
•
persons who are subject to special tax accounting rules under Section 451(b) of the Code;
•
persons who hold our Common Stock as “qualified small business stock” pursuant to Section 1202 of the Code; and
•
tax-qualified retirement plans.

This discussion is limited to stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•
an individual who is a citizen or resident of the United States;
•
a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

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PROPOSAL NO. 3

In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAX JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Stockholders

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. If so treated, in general, and except as described below with respect to cash in lieu of fractional shares, no gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange, or deemed exchange, of Old Shares for New Shares pursuant to the Reverse Stock Split. Accordingly, the aggregate tax basis of the New Shares received in the Reverse Stock Split should be the same as such stockholder's aggregate tax basis in the Old Shares being exchanged (excluding the portion of the tax basis allocable to any fractional share), and the holding period for the New Shares received should include the holding period for the Old Shares being exchanged. Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times. Stockholders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Cash in Lieu of Fractional Shares

A U.S. stockholder who receives cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash. Such a U.S. stockholder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. stockholder’s tax basis in the Old Shares being exchanged that is allocated to the fractional share of New Shares. The capital gain or loss should be long term capital gain or loss if the U.S. stockholder’s holding period for such Old Shares being exchanged that is allocated to the fractional share of New Shares exceeded one year at the effective time of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. U.S. stockholders are advised to consult their tax advisors regarding the tax treatment of their receipt of cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split.

Information Reporting and Backup Withholding

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share of New Shares pursuant to the Reverse Stock Split, unless a U.S. stockholder is an exempt recipient. In addition, U.S. stockholders may be subject to a backup withholding tax (at the current applicable rate of 24%) on the payment of such cash if they do not provide their taxpayer identification numbers and complete an IRS Form W-9 in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. stockholders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Required Vote

The affirmative vote of a majority of the shares of our common stock outstanding as of the Record Date, is required for approval of the Reverse Stock Split Proposal. You may vote “FOR,” “AGAINST,” or

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PROPOSAL NO. 3

“ABSTAIN” on this proposal. Broker non-votes and abstentions have the same effect as a vote against the proposal. However, because this proposal is a considered a routine proposal, we do not expect any broker non-votes with respect to this proposal.

Board Recommendation

Our Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of March 31, 2023.

Name	Age	Position
Kiva Allgood(1)	50	President, Chief Executive Officer and Director
Andrew Hamer(2)	59	Chief Financial Officer
Dr. Denis Garagić(3)	54	Chief Technology Officer
Kristi Martindale	56	Executive Vice President and Chief Marketing Officer
Jorgen Pedersen(4)	51	Chief Operating Officer

(1)
Biographical information for Ms. Allgood is set forth above under Board of Directors and Corporate Governance – Continuing Directors beginning on page 7.
(2)
Mr. Hamer became our Chief Financial Officer on October 10, 2022.
(3)
Dr. Garagić was determined to be an executive officer on March 25, 2022.
(4)
Mr. Pedersen became our Chief Operating Officer and an executive officer upon the closing of our acquisition of RE2 on April 25, 2022.

Andrew Hamer

Andrew Hamer has served as our Chief Financial Officer since October 10, 2022. Prior to joining us, Mr. Hamer served as the Chief Financial Officer of

Velodyne Lidar, a Nasdaq-listed lidar company, a position he held from April 2019 to May 2022. Mr. Hamer previously served as the Chief Financial Officer for Anomali Inc., a private SaaS-based cybersecurity company, from September 2017 to September 2018, and as Chief Financial Officer for Sungevity Inc., a private technology company selling and installing solar energy systems from September 2016 to the company’s sale in August 2017. In connection with its sale, Sungevity filed for bankruptcy in 2016 when Mr. Hamer served as its Chief Financial Officer. We do not believe this matter has a material effect on us or on Mr. Hamer’s integrity or ability to serve as an executive officer of the Company. Mr. Hamer served as a director of LightJump Acquisition Corp. from December 2020 to December 2022. Mr. Hamer holds a Bachelor of Science degree from Binghamton University and Master of Accounting from Florida International University.

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PROPOSAL NO. 4

Dr. Denis Garagić

Dr. Denis Garagić has served as our Chief Technology Officer since January 2022. Dr. Garagić served as Old Sarcos’ Chief Scientist, Advanced Systems and AI from June 2020 until the Business Combination when he became our Chief Scientist, Advanced System & AI, a position he held until his promotion in January 2022. Prior to joining Old Sarcos, he served as Chief Scientist at BAE Systems FAST Labs from April 2007 to May 2020, guiding the creation of cognitive computing solutions that provide machine intelligence and anticipatory intelligence to solve challenges across the Department of Defense and intelligence community. Dr. Garagić has been a Technical Review Authority, Principal Investigator, or Research Lead on numerous programs, including the Defense Advanced Research Projects Agency (DARPA) and Air Force Research Labs research programs. Dr. Garagić is also a regular speaker at international meetings and conferences on AI & machine learning. Dr. Garagić received his B.S. and M.S. degrees in Mechanical Engineering and Technical Cybernetics from The Czech Technical University in Prague and received his Ph.D. in Mechanical Engineering from The Ohio State University.

Kristi Martindale

Kristi Martindale has served as our Executive Vice President and Chief Marketing Officer since March 2023 and served as our Executive Vice President and Chief Product & Marketing Officer from September 2021 to March 2023. Ms. Martindale served as Old Sarcos’ Chief Product & Marketing Officer from September 2020 until the Business Combination, when she became our Executive Vice President and Chief Product & Marketing Officer. Prior to serving as Old Sarcos’ Executive Vice President and Chief Product & Marketing Officer, Ms. Martindale served as Old Sarcos’ Executive Vice President and Chief Marketing Officer. From 2011 to 2015, Ms. Martindale served as Vice President, Global Marketing of Qualcomm. In this role, she led marketing for many of Qualcomm’s business units, including software, services, emerging technology, and licensing worldwide. Ms. Martindale currently serves as an Advisory Board Member for 5P Consulting and Magic Leap and also serves on the board of directors for Walden Family Services. Ms. Martindale holds a Bachelor of Science degree in Business Administration and Management from the University of La Verne.

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PROPOSAL NO. 4

Jorgen Pedersen

Jorgen Pedersen has served as our Chief Operating Officer since April 25, 2022 when he joined us in connection with and as a condition to our acquisition of RE2. Prior to joining us, Mr. Pedersen had served as Chief Executive Officer of RE2 since 2001, when he founded RE2. As Chief Executive Officer of RE2, Mr. Pedersen was responsible for overseeing all aspects of RE2’s business, including its strategic direction, developing partnerships and alliances and overseeing day-to-day operations. Prior to founding RE2, Mr. Pedersen was at Carnegie Mellon’s National Robotics Engineering Center. From September 2012 to June 2018, he served as chairman of the Robotics Division of the National Defense Industrial Association (NDIA) and as its vice chairman from October 2007 to September 2012, and he has also served as a member of the Board of Trustees for NDIA (2011-2015) and a member of the board of directors of the National Advanced Mobility Consortium (2014-2015). Mr. Pedersen currently serves on the boards of directors of the Pittsburgh Robotics Network (2020 to present, and has been part of its leadership since 2016) and Catalyst Connection (2019 to present), two industry organizations located in Pittsburgh, Pennsylvania. Mr. Pedersen has received a number of awards, including being recognized as the 2016 Carnegie Science Start-up Entrepreneur of the Year and for his technology leadership by the Department of Defense. Mr. Pedersen holds a Bachelor of Science degree in Electrical and Computer Engineering from Carnegie Mellon University and a Master of Science degree in Robotics from Carnegie Mellon University.

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EXECUTIVE COMPENSATION

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving these goals. We believe our compensation program should promote our success and align executive incentives with the long-term interests of our stockholders. Our current compensation programs primarily consist of salary, bonuses and equity compensation awards. We believe that our use of equity compensation awards strongly aligns the interests of our executive officers with those of our stockholders by providing meaningful compensation opportunities through the use of long-term equity incentives. Further, we believe that the vesting schedules associated with our equity compensation awards promote our accomplishment of key objectives and our long-term success. As a result, we do not believe that our compensation programs promote excessive or inappropriate risk-taking. As our needs evolve, we intend to continue to evaluate our philosophy and compensation programs as circumstances require.

Our named executive officers, consisting of each individual serving in the role of principal executive officer and the next two most highly compensated executive officers (other than our principal executive officer), as of December 31, 2022 were:

•
Kiva Allgood, our President and Chief Executive Officer;
•
Jorgen Pedersen, our Chief Operating Officer; and
•
Andrew Hamer, our Chief Financial Officer.

Summary Compensation Table

The following table presents information regarding the compensation of our named executive officers for services rendered during the fiscal years ended December 31, 2021 and December 31, 2022:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Kiva Allgood	2022	$432,693	$337,500	$900,000	$901,768	$2,571,961
President and Chief Executive Officer	2021	$8,654	$—	$3,000,002	$3,001,038	$6,009,694
Jorgen Pedersen(3)	2022	$209,896	$85,313	$2,999,999	$—	$3,295,207
Chief Operating Officer
Andrew Hamer(4)	2022	$75,385	$33,750	$750,000	$753,296	$1,612,431
Chief Financial Officer

(1)
The amounts in this column represent discretionary bonuses approved by our Compensation Committee in recognition of these named executive officers’ contributions to our company in 2022 and their continued employment with us. The amounts represent 75% of the named executive officer’s target annual bonus for 2022.
(2)
The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718. See Notes 1 and 10 to our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2022 for a discussion of the assumptions made by us in determining the grant-date fair value of our equity awards.
(3)
Mr. Pedersen became our Chief Operating Officer on April 25, 2022.
(4)
Mr. Hamer became our Chief Financial Officer on October 10, 2022.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal 2022 Year-End

The following table sets forth information regarding outstanding equity awards held by Sarcos’ named executive officers as of December 31, 2022.

		Stock Awards			Option Awards
Name	Grant Date(1)	Number of Shares, Units or Other Rights That Have Not Vested(#)		Market Value of Units of Stock that Have Not Vested (2) ($)	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date
Kiva Allgood	12/13/2021	—		—	170,068	510,204	(3)	$7.31	12/12/2031
Kiva Allgood	12/13/2021	307,797	(4)	$172,766	—	—		—
Kiva Allgood	5/20/2022	—		$—	—	347,835	(5)	$4.09	5/20/2032
Kiva Allgood	5/20/2022	220,049	(6)	$123,514		—		—
Jorgen Pedersen	5/20/2022	733,496	(6)	$411,711	—	—		—
Andrew Hamer	11/20/2022	—		$—	—	986,842	(7)	$1.17	11/20/1932
Andrew Hamer	11/20/2022	641,026	(8)	359,808	—	—		—

(1)
Represents grant dates of the stock option and stock awards.
(2)
The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our common stock on December 30, 2022, the last trading day of the year, which was $0.5613 per shares.
(3)
25% of the shares subject to the option award vested on December 13, 2022, and thereafter 1/12th of the remaining portion of the shares subject to the option award shall vest every three months on the same day of the month, subject to continued service through such date.
(4)
Represents restricted stock units with each unit representing the right to receive one share of our Common Stock (“RSUs”). 25% of the award vested on December 13, 2022, and thereafter 1/12th of the remaining portion of the award will vest every three months on the same day of the month subject to continued service through such date.
(5)
25% of the shares subject to the option award will vest on May 20, 2023, and thereafter 1/12th of the remaining portion of the shares subject to the option award shall vest on each quarterly vesting date thereafter, subject to continued service through such date.
(6)
Represents RSUs, 25% of the award vested on May 20, 2023, and thereafter 1/12th of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.
(7)
25% of the shares subject to the option award will vest on November 20, 2023, and thereafter 1/12th of the remaining portion of the shares subject to the option award shall vest on each quarterly vesting date thereafter, subject to continued service through such date.
(8)
Represents RSUs, 25% of the award vested on November 20, 2023, and thereafter 1/12th of the remaining portion of the award will vest on each quarterly vesting date thereafter, subject to continued service through such date.

2022 Named Executive Officer Equity Compensation Decisions

2022 Allgood Equity Awards

Ms. Allgood’s 2022 equity awards were her annual long-term incentive plan awards. After considering information provided by the Compensation Committee's compensation consultant, Mercer, the amount of the awards was recommended to the Board by the Compensation Committee and then approved by the Board.

2022 Pedersen Equity Award

The amount of Mr. Pedersen's 2022 equity award was determined when negotiating the terms of his employment in connection with the acquisition of RE2. Among other things, we considered the importance of Mr. Pedersen as the then Chief Executive Officer of RE2 and the impact he would have on the success of the acquisition, integration of RE2 with us and the retention of RE2 employees following the acquisition, as well as the importance of providing Mr. Pedersen with a meaningful retention incentive.

2022 Hamer Equity Awards

Mr. Hamer's equity awards were determined when negotiating the terms of Mr. Hamer's employment in connection with him joining us in October 2022. When negotiating the amount of the awards, we considered market information provided by Mercer.

2022 PROXY STATEMENT | 50

EXECUTIVE COMPENSATION

Named Executive Officer Employment Arrangements

Our named executive officers are at-will employees. The key terms of employment with respect to our named executive officers are discussed below. In addition, each of our named executive officers has executed our standard form of confidential information, invention assignment, nonsolicitation and noncompetition agreement, or confidentiality agreement.

Kiva Allgood

In December 2021, we entered into an employment agreement with Ms. Allgood (the “Allgood Employment Agreement”) in connection with Ms. Allgood’s appointment as our President and Chief Executive Officer. The Allgood Employment Agreement does not have a specific term and provides that Ms. Allgood is an at-will employee. Under the Allgood Employment Agreement, Ms. Allgood receives an initial base salary of $450,000 per year and is eligible to receive an annual target bonus of 100% of Ms. Allgood’s annual base salary. During the term of her employment with us, and for so long as she spends more than half of her working-time each month at our Salt Lake City headquarters, we will pay her a monthly stipend in cash of $7,000 per month, less applicable tax withholding, to cover corporate housing costs in the Salt Lake City metropolitan area.

In connection with Ms. Allgood’s appointment as President and Chief Executive Officer, the Board of Directors granted to Ms. Allgood (1) an option to purchase shares of our Common Stock with an approximate value of $3,000,000 and (2) an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $3,000,000. These equity awards are described in further detail in the “Outstanding Equity Awards at Fiscal 2022 Year-End” table above.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Ms. Allgood’s employment is terminated by us without “cause” (excluding by reason of death or “disability”) or she resigns for “good reason” (as such terms are defined in her employment agreement), Ms. Allgood will become entitled to the following benefits:

•
a lump-sum payment equal to twelve months of her annual base salary at the highest rate during the term of the Allgood Employment Agreement;
•
a lump-sum payment equal to 100% of her target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided that, in either case, the Company has not previously paid Ms. Allgood a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following her termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Ms. Allgood’s employment is terminated by us without cause (excluding by reason of death or disability) or she resigns for good reason, Ms. Allgood will become entitled to the following benefits:

•
continued payment of her annual base salary at the highest rate during the term of the Allgood Employment Agreement for a period of twelve months following her termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following her termination date.

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EXECUTIVE COMPENSATION

The receipt of the payments and benefits above is conditioned on Ms. Allgood timely signing and not revoking a release of claims, complying with her confidentiality agreement and the Allgood Employment Agreement.

In addition, if any of the payments or benefits provided for under Ms. Allgood’s employment agreement or otherwise payable to Ms. Allgood would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the related excise tax, she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to her. Ms. Allgood’s employment agreement does not require us to provide any tax gross-up payments to her.

Andrew Hamer

In October 2022, we entered into an employment agreement with Mr. Hamer (the “Hamer Employment Agreement”) in connection with Mr. Hamer’s appointment as our Chief Financial Officer. The Hamer Employment Agreement does not have a specific term and provides that Mr. Hamer is an at-will employee. Pursuant to the Hamer Employment Agreement, Mr. Hamer is entitled to an initial base salary of $400,000 per year and is eligible to receive an annual target bonus of 45% of Mr. Hamer’s annual base salary. During the term of Mr. Hamer’s employment, and for so long as he is not a full-time permanent remote worker, Mr. Hamer shall be entitled to a monthly stipend in cash of $5,000 per month, less applicable tax withholding, to cover the cost of Mr. Hamer’s corporate housing costs in the Salt Lake City metropolitan area.

In connection with Mr. Hamer’s appointment as Chief Financial Officer, the Board of Directors granted to Mr. Hamer (1) an option to purchase shares of our Common Stock with an approximate value of $750,000 and (2) an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $750,000. These equity awards are described in further detail in the “Outstanding Equity Awards at Fiscal 2022 Year-End” table above.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Hamer’s employment is terminated without “cause” (excluding by reason of death or “disability”) or Mr. Hamer resigns for “good reason” (as such terms are defined in the Hamer Employment Agreement), Mr. Hamer will become entitled to the following benefits:

•
a lump-sum payment equal to twelve months of his annual base salary at the highest rate during the term of the Hamer Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Mr. Hamer a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Hamer’s employment is terminated without cause (excluding by reason of death or disability) or Mr. Hamer resigns for good reason, Mr. Hamer will become entitled to the following benefits:

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EXECUTIVE COMPENSATION

•
continued payment of his annual base salary at the highest rate during the term of the Hamer Employment Agreement for a period of 6 months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to 6 months following his termination date.

The receipt of the payments and benefits above is conditioned on Mr. Hamer’s timely signing and not revoking a release of claims, complying with his confidentiality agreement and the Hamer Employment Agreement.

In addition, if any of the payments or benefits provided for under the Hamer Employment Agreement or otherwise payable to Mr. Hamer would constitute “parachute payments” within the meaning of Section 280G of the Code, and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Hamer’s employment agreement does not require us to provide any tax gross-up payments to him.

Jorgen Pedersen

In March 2022, we entered into an employment agreement with Mr. Pedersen (the “Pedersen Employment Agreement”) in connection with Mr. Pedersen’s appointment as our Chief Operating Officer upon the closing of the acquisition of RE2 in April 2022. The Pedersen Employment Agreement does not have a specific term and provides that Mr. Pedersen is an at-will employee. Pursuant to the Pedersen Employment Agreement, Mr. Pedersen is entitled to an initial base salary of $325,000 per year and is eligible to receive an annual target bonus of 35% of Mr. Pedersen’s annual base salary.

In connection with Mr. Pedersen’s appointment as Chief Operating Officer, the Board of Directors granted to Mr. Pedersen an award of restricted stock units with respect to shares of our Common Stock with an approximate value of $3,000,000. These equity awards are described in further detail in the “Outstanding Equity Awards at Fiscal 2022 Year-End” table above.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Pedersen’s employment is terminated by us without “cause” (excluding by reason of death or “disability”) or Mr. Pedersen resigns for “good reason” (as such terms are defined in the Pedersen Employment Agreement), Mr. Pedersen will become entitled to the following benefits:

•
a lump-sum payment equal to six months of his annual base salary at the highest rate during the term of the Pedersen Employment Agreement;
•
a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect for the fiscal year in which the change in control occurs; provided, in either case, the Company has not previously paid Mr. Hamer a bonus corresponding to such fiscal year;
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Pedersen’s employment is terminated by us without cause (excluding by reason of death or disability) or Mr. Pedersen resigns for good reason, Mr. Pedersen will become entitled to the following benefits:

2022 PROXY STATEMENT | 53

EXECUTIVE COMPENSATION

•
continued payment of his annual base salary at the highest rate during the term of the Pedersen Employment Agreement for a period of 6 months following his termination date; and
•
reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to 6 months following his termination date.

The receipt of the payments and benefits above is conditioned on Mr. Pedersen timely signing and not revoking a release of claims, complying with his confidentiality agreement, his lock-up agreement, his redemption rights agreement and the Pedersen Employment Agreement.

In addition, if any of the payments or benefits provided for under the Pedersen Employment Agreement or otherwise payable to Mr. Pedersen would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Pedersen’s employment agreement does not require us to provide any tax gross-up payments to him.

2022 PROXY STATEMENT | 54

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022. All outstanding awards relate to our common stock.

Plan Category(1)	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(7)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders
2015 Equity Incentive Plan(2)	5,657,059	(5)	$2.54	—
2021 Equity Incentive Plan(3)	8,517,030	(6)	$4.39	24,861,549
2021 Employee Stock Purchase Plan(4)	—		—	3,000,000
Equity compensation plans not approved by security holders	—		—	—
Total	14,174,089		$3.42	27,861,549

(1)
In April 2022, in connection with our acquisition of RE2, we assumed certain options to acquire shares of RE2 common stock, which were converted into options to acquire shares of our common stock. As of December 31, 2022, in addition to the total shares underlying awards reported in this table, an aggregate of 3,703,784 shares of our common stock were underlying outstanding converted RE2 options, with a weighted-average exercise price of $1.04.
(2)
The Sarcos Corp. 2015 Equity Incentive Plan, or the 2015 Plan, was approved by Old Sarcos’ board of directors and stockholders. The 2015 Plan terminated in connection with the closing of the Business Combination and we will not grant any additional awards under the 2015 Plan. However, all outstanding awards under the 2015 Plan remain subject to the terms of the 2015 Plan.
(3)
Our Board of Directors adopted, and our stockholders approved, the 2021 Equity Incentive Plan, or the 2021 Plan. Up to 12,760,000 shares of common stock underlying awards under the 2015 Plan will be automatically added to the 2021 Plan if such awards subject to the 2015 Plan expire or otherwise terminate without having been exercised in full, are tendered or withheld by us for payment of an exercise price or for tax withholding obligations or are forfeited to be repurchased by us due to failure to vest.
(4)
Our Board of Directors adopted, and our stockholders approved, the 2021 Employee Stock Purchase Plan, or the 2021 ESPP.
(5)
Consists of 5,543,065 options to purchase common stock and 113,994 restricted stock units.
(6)
Consists of 5,016,316 options to purchase common stock and 3,500,714 restricted stock units.
(7)
As restricted stock units and restricted stock awards do not have any exercise price, outstanding restricted stock units and restricted stock awards are not included in the weighted-average exercise price calculation.

2022 PROXY STATEMENT | 55

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the actual beneficial ownership of Common Stock as of March 31, 2023 by:

•
each person who is the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•
each of our named executive officers and directors; and
•
all of our current executive officers and directors, as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

2022 PROXY STATEMENT | 56

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of Company Common Stock is based on 154,282,881 shares of Company Common Stock issued and outstanding as of March 31, 2023. For purposes of calculating the ownership percentages in the table below, the number of shares outstanding for each person assumes full exercise of only such person’s outstanding options and warrants that are exercisable within 60 days of March 31, 2023.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Directors and Named Executive Officers of the Company
Kiva Allgood(2)	499,705	*
Andrew Hamer(3)	50,000	*
Jorgen Pedersen(4)	6,368,202	4.1%
Priya Balasubramaniam(5)	12,315	*
Brian D. Finn(6)	4,265,785	2.7%
Peter Klein(7)	268,775	*
Matthew Shigenobu Muta(8)	12,315	*
Admiral Eric T. Olson (Ret.)(9)	114,899	*
Laura J. Peterson(10)	12,315	*
Dennis Weibling(11)	2,992,862	1.9%
Benjamin G. Wolff(12)	13,804,908	8.9%

All Current Executive Officers and Directors as a Group (13 individuals)	28,932,445	18.3%

5% Holders
Marc Olivier(13)	13,474,917	8.7%
Fraser Smith(14)	13,360,347	8.7%
BlackRock, Inc.(15)	10,135,352	6.8%
Mare's Leg Capital, LLC(16)	9,798,714	6.4%
Schlumberger Technology Corporation(17)	7,939,764	5.1%

* Represents less than 1%

(1)
Unless otherwise noted, the business address of each of our securityholders is c/o Sarcos Robotics and Technology Corporation, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.
(2)
Consists of (a) 145,149 shares of Common Stock held by Ms. Allgood; (b) 299,544 shares of Common Stock underlying options held by Ms. Allgood exercisable within 60 days of March 31, 2023; and (c) 55,012 shares of Common Stock underlying restricted stock units held by Ms. Allgood scheduled to vest within 60 days of March 31, 2023.
(3)
Consists of 50,000 shares of Common Stock held by Mr. Hamer.
(4)
Consists of (a) 6,184,828 shares of Common Stock held by Mr. Pedersen; and (b) 183,374 shares of Common Stock underlying restricted stock units held by Mr. Pedersen scheduled to vest within 60 days of March 31, 2023.
(5)
Consists of (a) 12,315 shares of Common Stock held by Ms. Balasubramaniam.
(6)
Consists of (a) 120,109 shares of Common Stock held by Mr. Finn; (b) 2,161,418 shares of Common Stock held by Marstar Investments, LLC (“Marstar”); (c) 515,153 shares of Common Stock held by MI-MJ LLC (“MI-MJ”); (d) 1,369,105 shares of Common Stock underlying private placement warrants held by Marstar and MI-MJ exercisable within 60 days of March 31, 2023; and (e) 100,000 shares of Common Stock held by MI-CM LLC (“MI-CM”). Mr. Finn is the administrator of and has sole voting and dispositive control over the shares held by Marstar, MI-MJ and MI-CM.. The business address of Marstar, MI-MJ and MI-CM is 38 Evans Drive, Brookville, NY 11545.
(7)
Consists of (a) 12,315 shares of Common Stock held by Mr. Klein; and (b) 256,460 shares of Common Stock underlying options held by Mr. Klein exercisable within 60 days of March 31, 2023.
(8)
Consists of 12,315 shares of Common Stock held by Mr. Muta.
(9)
Consists of (a) 12,315 shares of Common Stock held by Adm. Olson; and (b) 102,584 shares of Common Stock underlying options held by Adm. exercisable within 60 days of March 31, 2023.
(10)
Consists of 12,315 shares of Common Stock held by Ms. Peterson.
(11)
Consists of (a) 720,423 shares of Common Stock held by Mr. Weibling; (b) 2,260,683 shares of Common Stock held by the Weibling Living Trust; and (c) 11,756 shares of Common Stock underlying options exercisable within 60 days of March 31, 2023. Mr. Weibling has sole voting and dispositive power over the shares held by the Weibling Living Trust. The business address of the Weibling Living Trust is 2205 Carillon Point, Kirkland, WA 98033.
(12)
Consists of (a) 9,798,714 shares of Common Stock held by Mare’s Leg Capital, LLC (“MLC”) an entity wholly owned by Mr. Wolff and his spouse, Julie Wolff; (b) 3,361,748 shares of Common Stock held by Mr. Wolff; (c) 5,431 shares of Common Stock held by Ms. Wolff; (d) 427,435 shares of Common Stock underlying options held by Mr. Wolff exercisable within 60 days of March 31, 2023; and (d) 211,580 shares of Common Stock underlying options held by Ms. Wolff exercisable within 60 days of March 31, 2023.
(13)
Consists of 13,474,917 shares of Common Stock held by Dr. Olivier.
(14)
Consists of 13,360,347 shares of Common Stock held by Dr. Smith.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(15)
BlackRock, Inc. stated in its Schedule 13G filing with the SEC on February 1, 2023 (the “BlackRock 13G filing”) that, of the 10,135,352 shares beneficially owned at December 31, 2022, it has sole voting power with respect to 9,995,286 shares and sole investment power with respect to 10,135,352 shares. According to the BlackRock 13G filing, the address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(16)
Consists of 9,798,714 shares of Common Stock held by MLC, an entity wholly owned by Mr. Wolff and his spouse, Julie Wolff.
(17)
Consists of 7,939,764 shares of Common Stock held by Schlumberger Technology Corporation (“STC”). Schlumberger N.V. (Schlumberger Limited) (“SLB”), Schlumberger B.V. (“SBV”), Schlumberger Holdings Corporation (“SHC”), and STC stated in their joint Schedule 13G/A filing with the SEC on February 10, 2023 (the “Schlumberger 13G filing”) that, of the 7,939,764 shares beneficially owned at December 31, 2022, SLB, SBV, SHC and STC have shared voting and investment power with respect to 7,939,764 shares. According to the Schlumberger 13G filing, SLB is the sole stockholder of SBV, SBV is the sole stockholder of SHC and SHC is the sole stockholder of STC. According to the Schlumberger 13G filing, the business address of SLB is 5599 San Felipe, 17th Floor, Houston, Texas 77056; the business address of SBV is Parkstraat 83, 2514 JG The Hague, Netherlands; and the business address of each of SHC and STC is 300 Schlumberger Drive, Sugar Land, Texas 77478.

2022 PROXY STATEMENT | 58

RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled “Board of Directors and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since January 1, 2021, and each currently proposed transaction, in which:

•
we or either Rotor or Old Sarcos was a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our, Old Sarcos' or Rotor's directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Certain Relationships and Related Person Transactions

Founder Shares and Private Placement Warrants

In September 2020, Rotor Sponsor LLC paid an aggregate of $25,000, or approximately $0.004 per share, in exchange for the issuance of 5,750,000 shares of Class B common stock of Rotor. The number of shares issued was determined based on the expectation that such shares would represent 20% of the outstanding shares of Rotor upon completion of Rotor’s initial public offering. In January 2021, Rotor effectuated a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in there being an aggregate of 6,900,000 shares of Class B common stock outstanding. Of the 6,900,000 shares of Class B common stock, Rotor Sponsor LLC had agreed to forfeit an aggregate of up to 900,000 shares to the extent that the over-allotment option was not exercised in full by the underwriters. Because the underwriters exercised their over-allotment option in full, these 900,000 shares of Class B common stock are no longer subject to forfeiture. Simultaneously with the closing of Rotor’s initial public offering, Rotor issued 790,384 shares of Class B common stock to certain funds managed by BlackRock, or the BlackRock Holders, and to Riverview Group LLC, or Millennium, pursuant to the letter agreements discussed below, and cancelled a like number of shares of Class B common stock owned by Rotor Sponsor LLC.

Simultaneously with the closing of Rotor’s initial public offering, Rotor Sponsor LLC, the BlackRock Holders and Millennium purchased an aggregate of 7,270,000 private placement warrants, each exercisable to purchase one share of Class A common stock of Rotor at a price of $11.50 per share, and the BlackRock Holders and Millennium purchased shares of Class B common stock, in each case in a private placement. Rotor received an aggregate of $7,270,000 from the sale of private placement warrants to Rotor Sponsor LLC, the BlackRock Holders and Millennium and sale of shares of Class B common stock to the BlackRock Holders and Millennium. The proceeds from the sale of the private placement warrants were added to the net proceeds from Rotor’s initial public offering held in Rotor’s trust account. If Rotor did not complete a business combination within the combination period, the proceeds from the sale of the private placement warrants would have been used to fund the redemption of the shares of Class A common stock of Rotor (subject to the requirements of applicable law) and the private placement warrants would have expired worthless. At the closing of the private placement of private placement warrants and Class B shares described above, on January 20, 2021, $212,308 of excess funding was due to be repaid to Rotor Sponsor LLC.

2022 PROXY STATEMENT | 59

RELATED PERSON TRANSACTIONS

Founders Letter Agreement

In connection with Rotor’s initial public offering, Rotor’s directors and officers and Rotor Sponsor LLC, or the Original Founders, entered into a letter agreement with Rotor, whereby the Original Founders agreed to vote their shares of Rotor common stock in favor of an initial business combination. In addition to voting obligations, the Original Founders entered into a letter agreement in connection with the Rotor initial public offering, or the Founders Letter Agreement, pursuant to which the Original Founders agreed to certain lock-up and transfer restrictions with respect to their shares of Class B common stock and private placement warrants. Rotor Sponsor LLC and applicable members of our management team have agreed not to transfer, assign or sell any of their Founder Shares until the earliest of (a) one year after the completion of the Business Combination and (b) after completion of the Business Combination (x) if the last reported sale price of our Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our Business Combination or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after the Business Combination that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. The private placement warrants and the respective common stock underlying such Warrants were not transferable or salable until 30 days after the completion of the Business Combination. The foregoing restrictions are not applicable to transfers (a) to Rotor’s initial officers or directors, any affiliates or family members of any of our initial stockholders, officers or directors, any members of Rotor Sponsor LLC or its affiliates, any affiliates of Rotor Sponsor LLC, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the completion of the Business Combination at prices no greater than the price at which the shares of Class B common stock, private placement warrants or common stock, as applicable, were originally purchased; (f) by virtue of the limited partnership agreements or other applicable organizational documents of Rotor Sponsor LLC upon dissolution of Rotor Sponsor LLC; (g) as distributions to limited partners or members of Rotor Sponsor LLC; (h) by virtue of the laws of the State of Delaware or of Rotor Sponsor LLC’s organizational documents upon liquidation or dissolution of Rotor Sponsor LLC; (i) to us for no value for cancellation in connection with the completion of the Business Combination; or (j) in the event of our completion of a liquidation, merger, capital stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their common stock for cash, securities or other property subsequent to our completion of the Business Combination; provided, however, that in the case of clauses (a) through (h), or with our prior written consent, these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreements. Those Original Founders who had previously acquired a minority equity investment in Old Sarcos in early 2020 are subject to the restrictions set forth in separate lock-up agreements upon distribution of any of our common stock or private placement warrants by Rotor Sponsor LLC to such persons.

Additionally, Rotor Sponsor LLC agreed to be liable to Rotor if and to the extent any claims by a third party (other than Rotor’s independent registered public accounting firm) for services rendered or products sold to Rotor, or a prospective target business with which Rotor has discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay Rotor taxes, if any, provided that such liability would not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor would it apply to any claims under Rotor’s indemnity of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act.

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RELATED PERSON TRANSACTIONS

On January 14, 2021, each of Millennium and the BlackRock Holders entered into a letter agreement whereby Millennium among other things agreed to purchase from us 395,192 shares of Class B common stock for $436,731 and 419,423 private placement warrants for $419,423 and the BlackRock Holders agreed to purchase from us 395,192 shares of Class B common stock for $436,727 and 419,423 private placement warrants for $419,423. Pursuant to the letter agreements, the shares of Class B common stock and private placement warrants are subject to the same lock-up and transfer restrictions as set forth in the Founders Letter Agreement (with substantially similar provisions with respect to permitted transferees), and Millennium will have the same registration rights as set forth in the Registration Rights Agreement, dated as of January 14, 2021, entered into by and among Rotor and certain Rotor stockholders.

Founder Registration Rights Agreement

Rotor entered into a Registration Rights Agreement with respect to the private placement warrants and the shares of Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the shares of Class B common stock. Pursuant to this Registration Rights Agreement, Rotor Sponsor LLC, Millennium and the Blackrock Holders and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Subscription Agreements

Mr. Finn, John Howard and Stephan Selig, each directors of Rotor prior to the Business Combination, were participants in the private placement completed at the time of the closing of the Business Combination, or the PIPE Financing, and executed subscription agreements with Rotor. Mr. Finn, who also serves as our director following the Business Combination, through an investment vehicle held indirectly by family trusts (to which he is not a beneficiary), subscribed for 130,000 shares of our Common Stock for an aggregate purchase price of $1.3 million. Mr. Finn also subscribed for 12,500 shares of our common stock through a separate investment vehicle of which he was then a trustee. Mr. Howard subscribed for 100,000 shares of our common stock for an aggregate purchase price of $1 million. Mr. Selig subscribed for 25,000 shares of our common stock for an aggregate purchase price of $250,000.

Related Party Loans

In order to finance transaction costs in connection with the Business Combination, Rotor Sponsor LLC, officers, directors or their affiliates were permitted, but were not obligated to, loan Rotor funds, or the Working Capital Loans. Pursuant to the Agreement and Plan of Merger, or the Merger Agreement, dated as of April 5, 2021 by and among Rotor, Rotor Merger Sub Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Rotor, and Old Sarcos, as amended by amendment No. 1 dated as of August 28, 2021, Rotor was permitted to incur up to $1,500,000 in working capital loans, provided that such loans were non-interest bearing and did not have any prepayment or repayment premiums, penalties, breakage or similar costs if it were to be prepaid or repaid in full.

In the event that the Business Combination did not close, we were permitted to use a portion of the working capital held outside the Rotor trust account to repay the Working Capital Loans, but no proceeds from Rotor’s trust account would have been used to repay the Working Capital Loans. Up to $1,500,000 of the Working Capital Loans was convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would have been identical to the private placement warrants, including as to exercise price, exercisability and exercise period.

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RELATED PERSON TRANSACTIONS

On September 14, 2020, Rotor Sponsor LLC agreed to loan Rotor an aggregate of up to $150,000 to cover expenses related to the initial public offering pursuant to a promissory note. This promissory note was non-interest bearing and was payable on the earlier of (i) June 30, 2021, (ii) the consummation of the initial public offering or (iii) the date on which Rotor determined not to proceed with the initial public offering. As of December 31, 2020, there was $105,336 in borrowings outstanding under the Promissory Note, which was due on demand, and which were subsequently repaid at the closing of Rotor’s initial public offering.

On May 11, 2021, Rotor Sponsor LLC loaned to Rotor an aggregate of $145,000 for working capital purposes. On June 9, 2021, Rotor Sponsor LLC agreed to loan Rotor up to an additional $300,000 for working capital purposes. Each of the foregoing is evidenced by a separate promissory note which was non-interest bearing and payable upon the consummation by Rotor of a merger, share exchange, asset acquisition, or other similar business combination with one or more businesses or entities. Upon consummation of the Business Combination, Rotor Sponsor LLC had the option, but not the obligation, to convert the outstanding principal balance of these notes, in whole or in part, into our warrants, identical to the private placement warrants, at a price of $1.00 per warrant. Each warrant would have been exercisable into one share of Rotor Class A common stock at a price of $11.50 per share, subject to adjustment. The warrants (i) would not be redeemable by us, (ii) would be exercised for cash or on a cashless basis so long as they are held by the initial holder or its permitted transferees, and (iii) would not be transferable, assignable or salable until 30 days after the completion of the Business Combination except in limited circumstances.

If we did not consummate the Business Combination, the notes would not have been repaid and all amounts owed under the notes would have been forgiven except to the extent that Rotor had funds available to it outside of its trust account established in connection with the initial public offering.

Compensation Arrangements

We are party to offer letters, employment agreements and equity award agreements with our executive officers and members of our Board of Directors. For additional information, please see “Board of Directors and Corporate Governance” and “Executive Compensation,” as well as related agreements filed as exhibits to our reports filed with the SEC.

Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors

Julie Wolff, spouse of Benjamin Wolff, our director and former Chief Executive Officer, Chairman and Executive Chairman, served as our and Old Sarcos’ Chief Legal Officer From September 2016 until August 2022 and as our Strategic Advisor to General Counsel from September 2022 to March 2023. She was also a member of Old Sarcos’ board of directors from September 2016 until the Business Combination. For the years ended December 31, 2021 and December 31, 2022, Ms. Wolff received total compensation, including base salary, bonus and other compensation (including the grant date fair value of equity awards granted during those years), of $342,820 and $662,708, respectively.

PIPE Financing

In connection with the Business Combination, Rotor entered into Subscription Agreements with certain investors to consummate the PIPE Financing, pursuant to which such investors agreed to subscribe for and purchase, and Rotor agreed to issue and sell, an aggregate of 22,000,000 shares of common stock at a price of $10.00 per share. Mare’s Leg Capital, which is 100% owned by Mr. Wolff and Ms. Wolff, entered into a subscription agreement for 50,000 shares of common stock at a total purchase price of $500,000. Schlumberger Technology Corporation entered into a subscription agreement for 100,000 shares of common stock at a total purchase price of $1,000,000. Affiliates of DIG Investments XVIII AB entered into a subscription agreement for 1,500,000 shares of Common Stock at a total purchase price of 15,000,000. Brian D. Finn and John D. Howard, members of Rotor-Sarcos, LLC, entered into subscription agreements (directly or indirectly) for an aggregate of 230,000 shares of common stock, for an aggregate purchase price of $2,300,000.

Group Delphi Services Agreement

Old Sarcos was and we are party to a Services Agreement with Group Delphi, dated December 18, 2019, pursuant to which Group Delphi provided certain products and services, including building a booth for use in trade shows. $1,062.75 in fees were paid by Old Sarcos to Group Delphi in 2021.

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RELATED PERSON TRANSACTIONS

Byrne Sanford, the brother-in-law of Benjamin Wolff, worked for Group Delphi as an Account Executive. Group Delphi is not providing any ongoing services to Sarcos, and Sarcos does not currently expect to request additional services pursuant to the Services Agreement.

Sparks Marketing Group Services Agreement

Following the acquisition of Group Delphi’s trade group and events division by Sparks Marketing Group Corp., or Sparks Group, Old Sarcos entered into a Master Services Agreement with Sparks Group, dated May 16, 2021, pursuant to which Sparks Group will provide certain goods and services, including buildout, branding, operations and maintenance of the Sarcos product roadshow. Sarcos paid Sparks Group approximately $836,000 during 2021, $210,000 during 2022 and $10,000 between January 1, 2023 and March 31, 2023. Byrne Sanford, the brother-in-law of Benjamin Wolff, works for Sparks Group as Vice President Strategic Accounts.

Indemnification Agreements

We are party to indemnification agreements with Old Sarcos’ directors and executive officers. We have also entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our second amended and restated certificate of incorporation and amended and restated bylaws. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The limitation of liability and indemnification provisions in our second amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Acquisition of RE2, Inc.

On April 25, 2022, we completed the previously announced acquisition of RE2 pursuant to the RE2 Merger Agreement by and among us, Spiral Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of ours and Spiral Merger Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of ours, RE2, Inc. and Draper Triangle Ventures III, LP, a Delaware limited partnership, solely in its capacity as the agent for and on behalf of the stockholders of RE2 under the RE2 Merger Agreement. At the closing of the acquisition, we paid approximately $31 million in cash and issued approximately 10,800,000 shares of our common stock, a portion of which is held in escrow according to the terms of the RE2 Merger Agreement. Pursuant to the RE2 Merger Agreement, Jorgen Pedersen, the Chief Executive Officer of RE2, joined us as our Chief Operating Officer. Mr. Pedersen received approximately $8,316,361 in cash and 6,184,828 shares of our Common Stock.

Registration Rights Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and certain RE2 shareholders entered into a registration rights agreement pursuant to which, among other things, the Company agreed to file and maintain an effective registration statement under the Securities Act and to undertake certain other related obligations until December 31, 2022.

Lock-up Agreement

Concurrently with the execution of the RE2 Merger Agreement, the Company and Jorgen Pedersen, former President and Chief Executive Officer of RE2 and our current Chief Operating Officer, entered into a lock-up agreement, pursuant to which, among other things, Mr. Pedersen agreed to the following transfer restrictions following closing of the RE2 acquisition:

•
with respect to twenty percent (20%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred on the trading day following the date on which the registration statement on Form S-1 for the resale of the shares is declared effective by the SEC; and
•
with respect to the remaining eighty percent (80%) of the shares received pursuant to the RE2 Merger Agreement, such shares may be transferred beginning upon the earlier to occur of (x) such time as the Company or any of its subsidiaries have delivered to one or more customers at least

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RELATED PERSON TRANSACTIONS

twenty (20) Guardian XO and/or Guardian XT and/or Sapien commercial units (but in no event prior to the close of business on September 24, 2022) and (y) the close of business on September 24, 2023.

RE2 securityholders who are employees are subject to the same transfer restrictions following the closing of the RE2 acquisition.

Agreements with Mr. Pedersen

Concurrently with the execution of the RE2 Merger Agreement, the Company and Mr. Pedersen entered into an employment agreement, which describes the terms and conditions of Mr. Pedersen’s employment as Chief Operating Officer of the Company following closing of the RE2 acquisition, and a noncompetition and nonsolicitation agreement, pursuant to which Mr. Pedersen would be subject to certain restrictive covenants, each to be effective upon the closing of the RE2 acquisition.

Policies and Procedures for Related Person Transactions

We have adopted a formal, written policy regarding related person transactions. This written policy regarding related person transactions provides that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which we are a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. For purposes of this policy, a related person means any of our executive officers and directors (including director nominees), in each case at any time since the beginning of our last fiscal year, or holders of more than 5% of any class of our voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons.

Our Audit Committee has the primary responsibility for reviewing and approving, ratifying or disapproving related person transactions under our policy. In addition, the Audit Committee’s charter provides that it shall review and approve or disapprove any related person transactions. In determining whether to approve, ratify or disapprove any such transaction, our Audit Committee will consider, among other factors, (1) whether the transaction is fair to us and on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (2) the extent of the related person’s interest in the transaction, (3) whether there are business reasons for us to enter into such transaction, (4) whether the transaction would impair the independence of any of our outside directors and (5) whether the transaction would present an improper conflict of interest for any of our directors or executive officers.

The policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such company’s total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $200,000 or 5% of such organization’s total annual receipts, (4) transactions where a related person’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and (5) any indemnification or advancement of expenses made pursuant to our Charter or Bylaws or any agreement.

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OTHER MATTERS

Stockholder Proposals or Director Nominations for 2024 Annual Meeting of Stockholders

If a stockholder would like us to consider including a proposal in our proxy statement for our 2024 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our Corporate Secretary at our principal executive offices on or before January 5, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Sarcos Technology and Robotics Corporation
Attention: Corporate Secretary
650 South 500 West, Suite 150
Salt Lake City, Utah 84101

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting of stockholders, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 annual meeting of stockholders, the stockholder must provide timely written notice to our Corporate Secretary, at our principal executive offices, as set forth above, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our Corporate Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on February 15, 2024, and
•
no later than 5:00 p.m., Mountain Time, on March 16, 2024.

In the event that the date of our 2024 annual meeting of stockholders is more than 25 days before or after the one-year anniversary of the Annual Meeting, such written notice must be received by our Corporate Secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2024 annual meeting of stockholders, and
•
no later than 5:00 p.m., Mountain Time, on the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made by us.

Stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

If a stockholder who has properly notified us in accordance with our bylaws or Rule 14a-8, as applicable, of such stockholder’s intention to present a proposal at an annual meeting of stockholders does not appear to present the proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

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OTHER MATTERS

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2022, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except: (1) a Form 4 relating to one reportable transaction due on May 3, 2022 but filed by Kristi Martindale on May 5, 2022 and (2) a Form 4 relating to one reportable transaction due on May 3, 2022 but filed by Steven Hansen on May 5, 2022.

2022 Annual Report

Our financial statements for our fiscal year ended December 31, 2022 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.sarcos.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Sarcos Technology and Robotics Corporation, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, Attention: Corporate Secretary.

Website

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of certain information contained in this proxy statement. You should read this entire proxy statement carefully.

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2023 annual meeting of stockholders of Sarcos Technology and Robotics Corporation, a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, June 14, 2023 at 2:00 p.m., Mountain Time, at our offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101.

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy and our annual report, is first being sent or given on or about May 4, 2023 to all stockholders of record as of April 17, 2023. The proxy materials and our annual report can be accessed on or about May 4, 2023 by visiting www.proxydocs.com/STRC. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What proposals will be voted on at the Annual Meeting?

The following proposals will be voted on at the Annual Meeting:

•
the election of three Class II directors to hold office until our 2026 annual meeting of stockholders and until their respective successors are elected and qualified;
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•
the authorization and approval of proposed amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

As of the date of this proxy statement, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting.

How does the Board of Directors recommend that I vote on these proposals?

Our Board of Directors recommends that you vote your shares:

•
"FOR" the election of each Class II director nominee named in this proxy statement;
•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

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•
"FOR" the approval of proposed amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on April 17, 2023, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 154,291,552 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability was sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders. If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and the Notice of Internet Availability was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Is there a list of stockholders of record entitled to vote at the Annual Meeting?

A list of stockholders of record entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting at the Annual Meeting and for a period of at least ten days prior to the Annual Meeting between the hours of 9:00 a.m. and 4:30 p.m., Mountain Time, at our principal executive offices located at 650 South 500 West, Suite 150, Salt Lake City, Utah 84101 by contacting our Corporate Secretary at that address or by calling 1-888-927-7296.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of all of the director nominees named herein, (2) WITHHOLD authority to vote for all such director nominees or (3) vote FOR the election of all such director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy card. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, including any broker non-votes, will have no effect on the outcome of the election.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will also

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count as votes against this proposal, i.e., will have the same effect as a vote AGAINST this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.
•
Proposal No. 3: The affirmative vote of a majority of the shares of our common stock outstanding as of the Record Date, is required for approval of the Reverse Stock Split Proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Broker non-votes and abstentions will count as votes agaist this proposal. Because this is a routine proposal, we do not expect any broker non-votes on this proposal.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our issued and outstanding capital stock and entitled to vote will constitute a quorum to transact business at the Annual Meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholder of Record. If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxypush.com/STRC, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you visit the website);
•
by toll-free telephone at 1-866-977-4326, 24 hours a day, 7 days a week, until polls close at the Annual Meeting (have your Notice of Internet Availability or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the Annual Meeting; or
•
by attending the Annual Meeting in person, you may vote by delivering your completed proxy card or by completing and submitting a ballot, which will be provided at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee who is the stockholder of record for your shares.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
"FOR" the election of each Class II director nominee named in this proxy statement;
•
"FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

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•
"FOR" the approval of proposed amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock.

In addition, if any other matters are properly brought before the Annual Meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on Proposal 2 and Proposal 3, our routine matters. Absent direction from you, your broker, bank or other nominee will not have discretion to vote on Proposal 1, as it is considered a non-routine matter. In the event that your broker, bank or other nominee does not receive instruction from you and therefore is not able to vote your shares on Proposal 1, our non-routine matter, your shares will be treated as broker non-votes with respect to such proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you can change your vote or revoke your proxy before the Annual Meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•
delivering a written notice of revocation to our Corporate Secretary at Sarcos Technology and Robotics Corporation, Attn: Corporate Secretary, 650 South 500 West, Suite 150, Salt Lake City, Utah 84101, which must be received prior to the Annual Meeting; or
•
attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Stockholders. If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy.

What do I need to do to attend the Annual Meeting?

Stockholder of Record. If you are a stockholder of record as of the record date, April 17, 2023, you may attend the Annual Meeting in person. To attend the meeting in person, you must present valid government-issued photo identification (e.g., driver’s license or passport).

Street Name Stockholders. If you are a street name stockholder as of the record date, April 17, 2023, you may attend the Annual Meeting in person but, as discussed above, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from the broker, bank or other nominee that is the stockholder of record with respect to your shares. To attend the meeting in person, you must provide proof of beneficial ownership as of the record date, such as your account statement reflecting ownership on the record date or your voting instruction card provided to you by your broker, bank or other nominee and you must present valid government-issued photo identification (e.g., driver’s license or passport).

Please note that no cameras or recording equipment will be permitted in the Annual Meeting.

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What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Each of Kiva Allgood, our President and Chief Executive Officer, and Andrew Hamer, our Chief Financial Officer, has been designated as a proxy holder for the Annual Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

A company employee will tabulate the votes and act as inspector of election.

How can I contact Sarcos’ transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at 1-800-509-5586, or by writing Continental Stock Transfer & Trust, at 1 State Street, 30th Floor, New York, NY 10004. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We may also decide to engage a third-party proxy solicitor, in which case we do not expect related costs to be significant.

Will the meeting be webcast?

No, we do not plan to webcast the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

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Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings of stockholders.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability or more than one set of printed proxy materials, then your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the Notice of Internet Availability or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs and the environmental impact of our annual meetings of stockholders. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice of Internet Availability or proxy statement and annual report, as applicable, you may contact us as follows:

Sarcos Technology and Robotics Corporation

Attention: Corporate Secretary

650 South 500 West, Suite 150

Salt Lake City, UT 84101

Tel: 888-927-7296

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

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Annex A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

Sarcos Technology and Robotics Corporation, a Delaware corporation (the “Company”), hereby certifies as follows:

1.
The name of the Company is Sarcos Technology and Robotics Corporation. The Company was originally incorporated under the name of Rotor Acquisition Corp., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on August 27, 2020.
2.
The terms and provisions of this Certificate of Amendment of Amended and Restated Certificate of Incorporation have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) by the Board of Directors of the Company (the “Board of Directors”) and the stockholders of the Company.
3.
Section 1 of Article IV of the Amended and Restated Certificate of Incorporation of the Company is hereby amended and restated in its entirety to read as follows:

“Section 1. Effective immediately upon the filing and effectiveness of this Certificate of Amendment (the “Effective Time”), each [[three (3)] [four (4)] [five (5)] or [six (6)]*] shares of Common Stock of the Company, par value $0.0001 per share, that are issued and outstanding or held in treasury on the Effective Time shall be reverse split and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company, par value $0.0001 per share, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Company. No fractional shares shall be issued upon the exchange and combination. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay an amount of cash equal to the product of (i) the fractional share to which the holder would otherwise be entitled and (ii) the closing price per share on the trading day immediately preceding the Effective Time (as adjusted to give effect to the Reverse Stock Split), without interest. All other rights, preferences and privileges of the Company’s Common Stock shall be adjusted to reflect the Reverse Stock Split pursuant to the terms of the Amended and Restated Certificate of Incorporation in existence as of immediately prior to the filing of the Certificate of Amendment.

This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is [[340,000,000 shares, of which 330,000,000], [257,500,000 shares, of which 247,500,000], [208,000,000 shares, of which 198,000,000] or [175,000,000 shares, of which 165,000,000]*] shares are Common Stock, $0.0001 par value per share, and 10,000,000 shares are Preferred Stock, $0.0001 par value per share.”

* These amendments approve the combination of three (3), four (4), five (5) and six (6) shares of Common Stock into one (1) share of Common Stock and a proportional reduction in the number of autohrized shares of Common Stock to one-third (1/3), one-fourth (1/4), one-fifth (1/5) and one-sixth (1/6) of the shares of Common Stock and a corresponding reduction in the number of authorized shares of stock authorized under the existing Amended and Restated Certificate of Incorporation. By these amendments, the stockholders would approve each of the four (4) amendments proposed by the Board of Directors. The Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that amendment determined by the Board of Directors to be in the best interests of the Company and its stockholders. The other three (3) proposed amendments will be abandoned pursuant to Section 242(c) of the Delaware General Corporation Law. The Board of Directors may also elect not to do any reverse stock split and reduction in number of authorized shares in which case all four (4) proposed amendments will be abandoned. In accordance with the proposal to be adopted by the stockholders the Board of Directors will not implement any amendment providing for a different reverse stock split ratio.

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4. This Certificate of Amendment was approved by the Board of Directors on [ ] and by the stockholders of the Company at a meeting thereof duly called and held on June 14, 2023.

5. This Certificate of Amendment shall become effective on [•], 2023 at [•].

[signature page follows]

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IN WITNESS WHEREOF, this Certificate of Amendment of Amended and Restated Certificate of Incorporation has been duly executed by an authorized officer of the Company on [•], 2023.

SARCOS TECHNOLOGY AND ROBOTICS
CORPORATION

Kiva Allgood
President and Chief Executive Officer

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CORPORATE OFFICES

Sarcos Technology and Robotics Corporation

650 South 500 West, Suite 150

Salt Lake City, UT 84101

DIRECTORS	EXECUTUVE OFFICERS

Kiva Allgood	Kiva Allgood
Priya Balasubramaniam	President, Chief Executive Officer and Director
Brian D. Finn
Peter Klein	Andrew Hamer
Matthew Shigenobu Muta	Chief Financial Officer
Eric T. Olson
Laura J. Peterson	Dr. Denis Garagić
Dennis Weibling	Chief Technology Officer
Benjamin G. Wolff
Kristi Martindale
Executive Vice President and Chief Marketing Officer

Jorgen Pedersen
Chief Operating Officer

TRANSFER AGENT

Continental Stock Transfer & Trust Company

1 State Street 30th Floor,

New York, NY 10004-1561

STOCK LISTING

The Nasdaq Stock Market

Ticker Symbol: STRC

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/STRC Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-977-4326 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Sarcos Technology and Robotics Corporation Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Wednesday, June 14, 2023 2:00 PM, Mountain Time PLACE: 650 South 500 West, Suite 150 Salt Lake City, UT 84101 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Kiva Allgood and Andrew Hamer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Sarcos Technology and Robotics Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Sarcos Technology and Robotics Corporation Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three Class II directors to hold office until our 2026 annual meeting of stockholders and until their respective successors are elected and qualified. FOR WITHHOLD FOR FOR FOR 1.01 Matthew Shigenobu Muta 1.02 Laura J. Peterson 1.03 Dennis Weibling 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN FOR 3. To authorize and approve proposed amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and reduce the total number of authorized shares of common stock. FOR 4. To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date